Exhibit 10(a)

THIRD AMENDMENT TO CREDIT AGREEMENT

AND REAFFIRMATION OF SUBSIDIARY GUARANTY

This THIRD AMENDMENT TO CREDIT AGREEMENT AND REAFFIRMATION OF SUBSIDIARY GUARANTY, dated as of September 10, 2004, (the “Third Amendment”), entered into by and among QUIXOTE CORPORATION, a Delaware corporation (the “Borrower”), each of the LENDER INSTITUTIONS named as Lender on the signature pages hereof, (individually each a “Lender” and collectively the “Lenders”), those SIGNIFICANT DOMESTIC INCORPORATED SUBSIDIARIES, as Subsidiary Guarantors named on the signature pages hereof (each being referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), and THE NORTHERN TRUST COMPANY, as Administrative Agent for itself and the other Lenders, (in such capacity, together with its successors in such capacity, the “Administrative Agent”) whose address is 50 South LaSalle Street, Chicago, Illinois 60675.

R E C I T A L S:

A.                                   The Borrower and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the “First Amendment”) and by a Second Amendment, dated as of June 30, 2004 (the “Second Amendment”) (collectively, the “Credit Agreement”), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Revolving Notes”) and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Term Notes”).

B.                                     In connection with the Credit Agreement, the Guarantors executed and delivered to the Administrative Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the “Subsidiary Guaranty”).

C.                                     In connection with the Credit Agreement, as amended by the Second Amendment, Borrower, to secure its Obligations, executed and delivered a Pledge Agreement, a Collateral Assignment of Rights under Parent Guaranty and, together with each Subsidiary Guarantor, a Security Agreement, each dated as of June 30, 2004 and in favor of the Administrative Agent.

D.                                    In connection with the Credit Agreement, as amended by the Second Amendment, Energy Absorption Systems (AL) LLC (“Energy Absorption LLC”) executed and delivered a Leasehold Mortgage against its leasehold interest in the Alabama Property, as defined in the Credit Agreement.

E.                                      The Borrower has informed the Administrative Agent and Lenders that as of September 30, 2004 and for some period thereafter, Borrower may not be in compliance with certain financial covenants, as currently in effect, including, without limitation, the “Maximum Leverage Ratio,” and “Minimum EBITDA Ratio” covenants under Sections 7.4(A) and 7.4(C) respectively of the Credit Agreement.

F.                                      The Borrower has informed the Administrative Agent and Lenders that as of September 13, 2004, Energy Absorption LLC will prepay certain amounts under the Lease and direct that the Bond Trustee redeem the Bond held by Borrower, and Borrower has requested, and the Administrative Agent and Lenders have agreed to consent to the prepayment of the Lease and redemption of the Bond, and upon satisfaction of same, to terminate the Pledge Agreement and remove the Bond as Collateral under the Credit Agreement, provided the Leasehold Mortgage shall remain in full force and effect.

G.                                     The Borrower has informed the Administrative Agent and Lenders that (i) Energy Absorption Systems, Inc. wishes to sell certain undeveloped property in Rocklin, California that is not a part of the California Property, and (ii) Energy Absorption LLC wishes to enter into a lease and financing arrangement with respect to the acquisition, installation and lease of paint line equipment in Pell City, Alabama, and in each case the Administrative Agent and Lenders have agreed to consent to such transactions under the Credit Agreement.

H.                                    At the present time, the Administrative Agent, on behalf of the Lenders, has requested, and Borrower and each Guarantor have agreed to (i) the reduction of the Revolving Loan Commitment, (ii) the modification of the financial covenants in the Credit Agreement; and to secure the Obligations by Borrower under the Credit Agreement and each Guarantor’s obligations under its Subsidiary Guaranty, (iii) the grant by Borrower and each Subsidiary, as applicable, to Administrative Agent of a security interest and lien in the Intellectual Property Collateral, as defined herein, (iv) the grant by Energy Absorption Systems Inc. to Administrative Agent of a Mortgage against the California Property, as defined herein, (v) the grant by Nu-Metrics, Inc. to the Administrative Agent of a mortgage against the Pennsylvania Property, as defined herein, and (vi) the pledge by Borrower of a security interest and lien in all of the common stock of each Significant Domestic Incorporated Subsidiary.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, and the Lenders hereby agree as follows:

A G R E E M E N T S:

1.                                       RECITALS.  The foregoing Recitals are hereby made a part of this Third Amendment.

2.                                       DEFINITIONS.  Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

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3.                                       AMENDMENTS TO THE CREDIT AGREEMENT.

3.1.                              Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended (i) by deleting the definition of “Leverage/Fixed Charge Requirement;” (ii) by inserting new definitions of “Bond Redemption,” “California Mortgage,” “California Property,” “Energy Absorption Paint Line Lease,” “Intellectual Property Collateral,” “Patent Expenditures,” “Patent Security Agreement,” “Pennsylvania Mortgage,” “Pennsylvania Property,” “Protect and Direct EBIT,” “Protect and Direct Segment,” “Sale of the Undeveloped Rocklin, California Property,” “Subsidiary Stock Pledge Agreement,” “Third Amendment Period” and “Trademark Security Agreement” and (iii) by amending and restating the definition of “Collateral,” “EBITDA” and “Aggregate Revolving Loan Commitment” to read as follows:

“Aggregate Revolving Loan Commitment,” shall mean the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof.  From and after September 10, 2004, the Aggregate Revolving Loan Commitment is Thirty-Eight Million Dollars and 00/100 ($38,000,000.00).

“Bond Redemption” shall mean (i) the prepayment of the Lease by Energy LLC in an amount equal to $3,800,000, the outstanding principal and interest on the Bond (“Redemption Price”), (ii) the direction of Energy Absorption LLC to the Bond Trustee to redeem the Bond for the Redemption Price, (iii) the Borrower’s delivery of the Bond to the Trustee for the Redemption Price and (iv) the Trustee’s payment to Borrower, as bondholder, of an amount equal to the Redemption Price.

“California Mortgage” shall mean the mortgage secured by the California Property, in the form of Exhibit E attached hereto.

“California Property” shall mean that property as described in and as collateral pursuant to the California Mortgage.

“Collateral” shall mean (i) the Collateral, as defined in the Security Agreement, (ii) the Mortgaged Property in which Energy Absorption LLC granted a mortgage, security interest and lien under the Leasehold Mortgage, (iii) the subrogation rights of Borrower under the Bond Guaranty as collaterally assigned to Administrative Agent pursuant to the Collateral Assignment, (iv) the California Property on which Energy Absorption Systems Inc. granted a mortgage pursuant to the California Mortgage, (v) the Pennsylvania Property on which Nu-Metrics, Inc. granted a mortgage pursuant to the Pennsylvania Mortgage, (vi) the Intellectual Property Collateral and (vii) the stock of each Subsidiary Guarantor pledged by Borrower pursuant to the Subsidiary Stock Pledge Agreement.

“EBITDA” means, for any period, on a consolidated basis for the Borrower and its Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Net Income, plus (ii) Interest Expense to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and

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local taxes to the extent deducted in computing Net Income, plus (iv) depreciation expense to the extent deducted in computing Net Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income, plus (vi) any unusual non-cash charges to the extent deducted in computing Net Income, plus (vii) the aggregate amount of the Third Amendment Fee and legal fees relating to the Third Amendment paid by Borrower to its counsel and the Administrative Agent’s counsel, minus (viii) any unusual non-cash gains to the extent added in computing Net Income, minus (ix) all gains, plus losses, from Asset Sales and, minus (x) benefits to income for foreign, federal, state and local taxes to the extent added in computing Net Income.

“Energy Absorption Paint Line Lease” shall mean that lease and financing arrangement between Energy Absorption LLC and LaSalle National Leasing Corporation (“LNLC”) in an aggregate amount not to exceed $1,800,000 relating to the acquisition, installation and lease of paint line equipment in Pell City, Alabama, including the guaranty by the Borrower of Energy Absorption LLC’s obligations to LNLC.

“Intellectual Property Collateral” shall mean (i) the Collateral, as defined in the Patent Security Agreement and (ii) the Collateral as defined in the Trademark Security Agreement.

“Patent Expenditures” shall mean expenditures of a Person relating to its obtaining, acquiring, maintaining and defending patents.

“Patent Security Agreement” shall mean the Patent Security Agreement in the form of Exhibit B attached hereto.”

“Pennsylvania Mortgage” shall mean that mortgage secured by the Pennsylvania Property, in the form of Exhibit F attached hereto.

“Pennsylvania Property” shall mean that property as described in and as collateral pursuant to the Pennsylvania Mortgage.

“Protect and Direct EBIT” shall mean for any period, on a consolidated basis, for the Protect and Direct Segment of the Borrower and its Subsidiaries, the sum of the amounts for such period, without duplication of (i) Net Income, plus (ii) Interest expense to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, minus (iv) benefits to income for foreign, federal, state and local taxes to the extent added in computing Net Income(before application of unallocated corporate expenses),  calculated on a basis consistent with SEC financial reporting requirements.

“Protect and Direct Segment” shall mean that segment of the business of the Borrower and its Subsidiaries (as distinct from its “Inform” business segment) as reported as its Protect and Direct Segment in its financial reports filed with the SEC.

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“Sale of the Undeveloped Rocklin, California Property” shall mean the sale, for a purchase price in the amount of [$1,500,000], by Energy Absorption Systems, Inc. of certain undeveloped real estate in Rocklin, California that is adjacent to, but not a part of, the California Property.

“Subsidiary Stock Pledge Agreement” shall mean the Subsidiary Stock Pledge Agreement, in the form of Exhibit D attached hereto.

“Third Amendment Period” shall mean that period commencing as of the closing date of the Third Amendment through and including September 30, 2005.”

“Trademark Security Agreement” shall mean the Trademark Security Agreement in the form of Exhibit C attached hereto.”

3.2                                 Section 2.4 of the Credit Agreement.  Section 2.4(A) of the Credit Agreement is hereby amended by deleting each reference to “$1,000,000” and “$500,000” and substituting respectively “$250,000” and “$100,000.”

3.3.                              Section 2 of the Credit Agreement.  Section 2.22 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Security of Obligations.  As security for the payment of the Obligations, and each Guarantor’s Obligation under its Subsidiary Guaranty, the Borrower and each Guarantor, pursuant to the terms of the Security Agreement, Collateral Assignment, Leasehold Mortgage, Subsidiary Stock Pledge Agreement, Trademark Security Agreement, Patent Security Agreement, Pennsylvania Mortgage and California Mortgage, as applicable, do hereby pledge, assign, transfer and deliver to the Administrative Agent for benefit of Lenders and does hereby grant to the Administrative Agent for benefit of Lenders a continuing and unconditional security interest in and to the Collateral as defined herein.”

3.4.                              Section 2.4 of the Credit Agreement.  Section 2.4(B)(ii) is hereby amended and restated to read as follows:

“(ii)                            In addition to any other mandatory repayments pursuant to this Section 2.4, on each date after the date of this Agreement on which Borrower or any Subsidiary receives proceeds from the following transactions, Borrower shall make the following mandatory prepayments, except as otherwise provided below; (i) first, to repay the outstanding principal amount of Term Loans against the remaining installments in the inverse order of their maturities, (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), repay the outstanding principal amount of Revolving Loans (with no required reduction to the Total Revolving Loan Commitment in the case of the preceding clause (ii));

(w)                               an amount equal to 80% of the Net Sale Proceeds of any Asset Sale shall be applied to repayment of the outstanding principal amount of the Term Loans and an amount equal to the remaining 20% of the Net Sale

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Proceeds of any Asset Sale shall be applied to repayment of the outstanding principal amount of the Revolving Loans, subject to an allowance for like-kind exchanges in an aggregate amount not to exceed $1,000,000 in any fiscal year, provided 100% of the net proceeds received from the Energy Absorption Paint Line Lease shall be applied to repayment of the Revolving Loans;

(x)                                   an amount equal to 100% of Net Recovery Event Proceeds received from any Recovery Event, provided that so long as no Event of Default then exists, such Net Recovery Event Proceeds shall not be required to be so applied on such date to the extent that Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used (or contractually committed to be used) within 180 days following the date of receipt of such Net Recovery Event Proceeds from such Recovery Event to replace or restore any properties or assets in respect of which such Net Recovery Event Proceeds were paid (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that if all or any portion of such Net Recovery Event Proceeds are not so used (or contractually committed to be used) within such 180-day period, such remaining portion shall be applied as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso);

(y)                                 an amount equal to 100% of the net proceeds received from any issuance of capital stock or any equity interests by Borrower;

(z)                                   an amount equal to 100% of the net proceeds received from the incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 7.3(A) of this Agreement);

(zz)                              an amount equal to 100% of the proceeds received from any tax refund of Borrower or its Subsidiaries shall be applied to repayment of the Revolving Loans.”

3.5.                              Section 2.14 of the Credit Agreement.  (a) Section 2.14(D) of the Credit Agreement is hereby amended by (i) inserting the following as the first sentence in Sections 2.14(D)(ii) and (iii) and (b) inserting a new subsection (iv) at the end of Section 2.14(D) each to read as follows:

“(ii)                            During the Third Amendment Period, this Section 2.14(D)(ii) is hereby suspended and of no further force and effect and pricing hereunder shall be determined in accordance with Section 2.14(D)(iv).  At all times after termination of the Third Amendment Period, this Section 2.14(D)(ii), as in effect immediately prior to the effectiveness of the Third Amendment, shall be reinstated and in full force and effect.

(iii)                               During the Third Amendment Period, this Section 2.14(D)(iii) is hereby suspended and of no further force and effect and pricing hereunder shall be determined in accordance with Section 2.14(D)(iv).  At all times after termination of the

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Third Amendment Period, this Section 2.14(D)(iii), as in effect immediately prior to the effectiveness of the Third Amendment, shall be reinstated and in full force and effect.

(iv)                              During the Third Amendment Period, the Applicable Eurodollar Margin, Applicable ABR Margin, Applicable Commitment Fee Percentage and Applicable L/C Fee Percentage shall be determined as follows:

Eurodollar Margin and L/C Fee Percentage	Applicable ABR Margin	Commitment Fee Percentage
3.50%	1.00%	.375%”

3.6.                              Section 2.21 of the Credit Agreement.  Section 2.21 of the Credit Agreement is hereby amended to delete Section 2.21 in its entirety and insert “Intentionally Deleted” in lieu thereof.

3.7.                              Section 7 of the Credit Agreement.  Section 7 is hereby amended to delete Section 7.1(J) in its entirety.

3.8.                              Section 7.1 of the Credit Agreement.  Section 7.1 is hereby amended by inserting new subsections 7.1(A)(v), (vi) and (vii) and a new Sections 7.1(J) and (K) to read as follows:

“(v)                           Monthly Reports.  As soon as practicable, and in any event, no later than the 20 calendar days after the end of each month, the consolidated and consolidating financial statement of Borrower and its Subsidiaries at the end of such period, including balance sheet, statement of income and retained earnings, and management commentary of the financial results for the month then ended, and such other information (including non-financial information) as the Administrative Agent or any Lender may request, in reasonable detail, prepared and certified as accurate by the Borrower.

(vi)                              Conference Calls.  Within 20 calendar days after the end of each month, Borrower, at Administrative Agent’s request, shall make itself available for a conference call with the Lenders to report on its financial results.

(vii)                           Cash Flow Projections.  Commencing on November 30, 2004, on a weekly basis, not later than the second Business Day of each week, cash flow projections measured on a rolling thirteen (13) week basis, in form and substance acceptable to Administrative Agent and Required Lenders.

(J)                                   Field Audits.  The Borrower and its Subsidiaries shall allow the Administrative Agent, at Borrower’s sole expense, to conduct a field examination and to engage appraisers to conduct an appraisal of the Collateral, including, without limitation, Collateral consisting of real property and Borrower’s and its Subsidiaries’ business

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operations at such locations as the Required Lenders deem appropriate, the result of which must be satisfactory to the Required Lenders in their sole and absolute discretion.

(K)                               Financial Consultant.  On or before October 31, 2004, the Borrower shall retain and maintain at its own cost and expense a recognized third party financial consultant selected by it and reasonably acceptable to the Administrative Agent and the Required Lenders to serve as a financial consultant to the Borrower to evaluate the Borrower’s financial condition, operating performance and business prospects, including reviewing the Borrower’s restructuring initiatives regarding its US Traffic business segment, and to assist the Borrower in the timely preparation and delivery of financial reports and cash flow forecasts, and to perform such other services as the Borrower may require or the Administrative Agent or the Required Lenders may reasonably request (and the Borrower shall provide the Administrative Agent and the Lenders with a copy of the written engagement letter with such financial consultant, which shall be in form and substance acceptable to the Administrative Agent and the Required Lenders, on or before October 31, 2004). The Borrower shall take reasonable steps to assure that such consultant is available for discussion with the Administrative Agent and the Lenders from time to time as any of the Lenders may request regarding the Borrower and its Subsidiaries.”

3.9.                              Section 7.3 of the Credit Agreement.  Section 7.3 of the Credit Agreement is hereby amended as follows:

“(1)                            Section 7.3(A)(v) is hereby amended by deleting “$3,000,000” and substituting “$1,500,000” in lieu thereof;

(2)                                  Section 7.3(B)(iv) is hereby amended by deleting “10% of the aggregate book value of Consolidated Assets as of the end of the immediately preceding fiscal year” and substituting “$500,000 per annum” in lieu thereof;

(3)                                  Section 7.3(C)(vii) is hereby deleted in its entirety and “Intentionally Deleted” is substituted in lieu thereof;

(4)                                  Section 7.3(D)(ix) is hereby deleted in its entirety and “Intentionally Deleted” is substituted in lieu thereof;

(5)                                  Section 7.3(E)(viii) is hereby deleted in its entirety and “Intentionally Deleted” is substituted in lieu thereof;

(6)                                  Section 7.3(F) of the Credit Agreement entitled “Restricted Payments” is hereby amended and restated to read as follows:

“During the Third Amendment Period, provided, after the Third Amendment Period has expired, Section 7.3(F) of the Credit Agreement, as in effect immediately prior to the effectiveness of the Third Amendment, shall be reinstated hereunder.  Borrower shall not declare or make any Restricted

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Payments greater than the amount in the aggregate and for the period set forth below:

Six Month Period Ending	Restricted Payment
January 31, 2005	$1,700,000
July 31, 2005	$1,800,000

provided, in no event, shall any such Restricted Payment be declared or made, if either, (i) at least $5,000,000 in credit availability under the Revolving Credit Commitment in excess of the amount of such Restricted Payment does not exist for a minimum of thirty (30) consecutive days prior to the date for making such Restricted Payment and for a period of fifteen (15) consecutive days after the date such Restricted Payment was made, or (ii) a Default or Unmatured Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom;”

(7)                                  Section 7.3(G) is hereby amended by inserting the following prior to the sentence, “The Borrower shall not make any Acquisitions” which shall read as follows:

“During the Third Amendment Period, (i) the Borrower shall not make any Acquisitions without the consent of the Administrative Agent and all Lenders and (ii) the remainder of this Section 7.3(G) shall be suspended and of no force and effect, except after the Third Amendment Period has expired, the remainder of this Section 7.3(G) shall be reinstated hereunder.”

(8)                                  A new Section 7.3(O) entitled “Capital Expenditures” is hereby inserted in the Credit Agreement to read as follows:

“Capital Expenditures and Patent Expenditures.  The Borrower and its Subsidiaries shall not incur Capital Expenditures and Patent Expenditures in an aggregate amount greater than the amounts and for the period of months as set forth below:

Periods Ending	Capital and Patent Expenditures
09/30/04 (3 months)	$900,000.00
12/31/04 (6 months)	$2,200,000.00
03/31/05 (9 months)	$3,000,000.00
06/30/05 (12 months)	$3,500,000.00
09/30/05 (3 months)	$1,600,000.00

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provided, in no event shall Borrower offset any cash proceeds received from the Energy Absorption Lease or similar type transaction against future or historic capital expenditures.”

(9)                                  A new Section 7.3(P) entitled “Banking Relationships” is hereby inserted in the Credit Agreement to read as follows:

“Banking Relationship.  Borrower covenants and agrees at all times during the term of this Agreement, to utilize one or more of the Lenders as its primary banks of account and depository for all financial services, including all receipts, disbursements, cash management and related services except Borrower may maintain deposit accounts with financial institutions other than the Lenders with aggregate balances not to exceed $2,000,000.”

3.10.                        Section 7.4 of the Credit Agreement.  Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.4.                        Financial Covenants.  During the Third Amendment Period, the Borrower shall comply with the following (provided, after the Third Amendment Period has expired, Section 7.4(A) “Maximum Leverage Ratio,” Section 7.4(C) “Minimum EBITDA” and Section 7.4(E) “Fixed Charge Coverage Ratio” as in effect immediately prior to the effectiveness of the Third Amendment, shall be reinstated hereunder and Section 7.4(B) “Minimum Consolidated Net Worth shall remain in effect as stated herein”):

A.                                   Maximum Leverage Ratio.  The Maximum Leverage Ratio will be waived, inapplicable, and of no force and effect during the Third Amendment Period.  The “Leverage Ratio” shall mean: (i) total Indebtedness of the Borrower and its consolidated Subsidiaries to (ii) EBITDA.

B.                                     Minimum Consolidated Net Worth.  The Borrower shall not permit its Consolidated Net Worth at any time to be less than $57,000,000.

C.                                     Minimum EBITDA.  The Borrower and its Consolidated Subsidiaries shall maintain minimum EBITDA, measured as of the end of each fiscal month on a rolling cumulative number of months basis, in an amount for such fiscal period set forth below:

Fiscal Month Ending:	Minimum EBITDA
For the three months ended September 30, 2004	$530,000.00
For the four-months ended October 31, 2004	$300,000.00
For the five-months ended November 30, 2004	$515,000.00
For the six-months ended December 31, 2004	$1,500,000.00
For the seven-months ended January 31, 2005	$1,400,000.00
For the eight-months ended February 28, 2005	$1,500,000.00
For the nine-months ended March 31, 2005	$3,500,000.00
For the ten-months ended April 30, 2005	$4,400,000.00
For the eleven-months ended May 31, 2005	$5,800,000.00
For the twelve-months ended June 30, 2005	$9,700,000.00
For the month ended July 31, 2005	$1,000,000.00
For the two-months ended August 31, 2005	$2,100,000.00
For the three-months ended September 30, 2005	$3,900,000.00

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D.                                    Minimum Protect and Direct EBIT.  The Borrower and its Consolidated Subsidiaries shall maintain minimum Protect and Direct EBIT, measured as of the end of each fiscal month on a rolling cumulative number of months basis, in an amount for such fiscal month set forth below:

Fiscal Month Ending:	Minimum Protect and Direct EBIT
For the three months ended September 30, 2004	$2,300,000.00
For the four-months ended October 31, 2004	$2,900,000.00
For the five-months ended November 30, 2004	$3,500,000.00
For the six-months ended December 31, 2004	$4,400,000.00
For the seven-months ended January 31, 2005	$4,800,000.00
For the eight-months ended February 28, 2005	$5,200,000.00
For the nine-months ended March 31, 2005	$6,700,000.00
For the ten-months ended April 30, 2005	$7,600,000.00
For the eleven-months ended May 31, 2005	$8,700,000.00
For the twelve-months ended June 30, 2005	$11,000,000.00
For the month ended July 31, 2005	$840,000.00
For the two-months ended August 31, 2005	$1,800,000.00
For the three-months ended September 30, 2005	$3,300,000.00

E.                                      Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio covenant will be waived, inapplicable, and of no force and effect during the Third Amendment Period.  Fixed Charge Coverage Ratio shall mean, for any period, of (i) EBITDA, minus Capital Expenditures and Patent Expenditures to (ii) the sum of cash Interest Expense, plus scheduled payments of the principal of the Term Loans for such period, plus scheduled payments of the principal portion of all other Indebtedness for borrowed money for such period (excluding payments on the Revolving Loans), plus dividends and distributions paid for such period, and taxes paid for such period, as measured on a rolling four quarter basis.”

3.11.                        Section 8.1 of the Credit Agreement.  Section 8.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower shall fail to pay when due any of the Obligations consisting of principal or interest with respect to the Loans or Reimbursement Obligations.”

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3.12.                        Section 12 of the Credit Agreement.  Section 12.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

“Notwithstanding the foregoing, at any time that any Obligations are secured by real property located in California, no Lender shall exercise a right of setoff, banker’s lien or counterclaim or take any court or administrative action or institute any proceeding to enforce any provision of this Agreement or any Obligation that is not taken by the Administrative Agent or the Required Lenders or approved in writing by the Administrative Agent and the Required Lenders if such setoff or action or proceeding would or might (pursuant to Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or Section 2924 of the California Civil Code, if applicable, or otherwise) affect or impair the validity, priority or enforceability of the liens granted to the Administrative Agent pursuant to the Collateral Documents or the enforceability of the Obligations, and any attempted exercise by any Lender of any such right without obtaining such consent of the Administrative Agent shall be null and void. This Section shall be solely for the benefit of each of the Lenders hereunder.”

3.13.                        Revolving Loan Notes.  Revolving Loan Notes, in the form of Exhibit A attached hereto is hereby incorporated in the Credit Agreement as Exhibit I replacing the form of Revolving Loan Note set forth therein.

3.14.                        Patent Security Agreement.  The Patent Security Agreement attached hereto as Exhibit B is hereby incorporated in the Credit Agreement as Exhibit P.

3.15.                        Trademark Security Agreement.  The Trademark Security Agreement attached hereto as Exhibit C is hereby incorporated in the Credit Agreement as Exhibit Q attached thereto.

3.16.                        Subsidiary Stock Pledge Agreement.  The Subsidiary Stock Pledge Agreement attached hereto as Exhibit D is hereby incorporated in the Credit Agreement as Exhibit R attached hereto.

3.17.                        California Mortgage.  The California Mortgage attached hereto as Exhibit E is hereby incorporated in the Credit Agreement as Exhibit S attached thereto.

3.18.                        Pennsylvania Mortgage.  The Pennsylvania Mortgage, attached hereto as Exhibit F is hereby incorporated in the Credit Agreement as Exhibit T.

3.19                           Lenders’ Consent to Bond Redemption, Sale of the Undeveloped Rocklin, California Property and Energy Absorption Paint Line Lease.  The Administrative Agent and the Lenders hereby consent to the Bond Redemption, the Sale of the Undeveloped Rocklin, California Property and Energy Absorption Paint Line Lease as described herein. The Lenders agree that the amounts received by Borrower or its Subsidiaries from the Bond Redemption, the Sale of the Undeveloped Rocklin, California Property and Energy Absorption Paint Line Lease shall not be included in determining whether the $500,000 threshold of Section 7.3(B)(iv) of the Credit Agreement has been exceeded.

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4.                                       REAFFIRMATION OF SUBSIDIARY GUARANTY.  Each of the Guarantors hereby expressly (a) consents to the execution by the Borrower and the Lenders of this Third Amendment, (b) acknowledges that the “Guaranteed Obligations” (as defined in the Subsidiary Guaranty) includes all of the obligations and liabilities owing from the Borrower to the Administrative Agent and Lenders under and pursuant to the Credit Agreement, as amended from time to time, including, but not limited to, the obligations of the Borrower to the Administrative Agent and the Lenders as evidenced by the Revolving Loan Notes, as modified, extended and/or replaced from time to time, and the Term Loan Notes, as modified, extended and/or replaced from time to time, (c) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Subsidiary Guaranty, (d) agrees that all such obligations and liabilities under the Subsidiary Guaranty shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner whatsoever, except as expressly provided in the Subsidiary Guaranty, (e) represents and warrants that each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Administrative Agent pursuant to Section 7.1 of the Credit Agreement, and (f) represents and warrants that the organization documents, borrowing resolutions and incumbency certificates of such Guarantor have not been changed or amended since the most recent date that certified copies thereof were delivered to the Lender.

5.                                       REPRESENTATIONS AND WARRANTIES.  To induce the Lenders to enter into this Third Amendment, the Borrower hereby certifies, represents and warrants to the Lenders that:

5.1.                              Organization.  The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with all requisite power to conduct its business as presently conducted.  The Borrower is duly qualified to do business as a foreign entity under the laws of each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The Articles of Incorporation and Bylaws, borrowing resolutions and incumbency certificate of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Lenders.  The exact legal name of the Borrower is as set forth in the preamble of this Third Amendment, and the Borrower currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name.  The Borrower will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure other than in accordance with the Credit Agreement.

5.2.                              Authorization.  The Borrower is duly authorized to execute and deliver this Third Amendment and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

5.3.                              No Conflicts.  The execution and delivery of this Third Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended

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hereby, do not and will not conflict with the articles of incorporation or bylaws of the Borrower or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of the Borrower, or require termination of any Contractual Obligation, except such breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

5.4.                              Validity and Binding Effect.  The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity.

5.5.                              Compliance with Credit Agreement.  The representation and warranties set forth in Section 6 of the Credit Agreement, as amended hereby, are true and correct in all material aspects with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements or filings of the Borrower with the Securities and Exchange Commission shall mean the financial statements or filings of the Borrower with the Securities and Exchange Commission most recently delivered to the Lenders, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Administrative Agent pursuant to Section 7.1 of the Credit Agreement, and except for such changes as are specifically permitted under the Credit Agreement.  In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, as amended hereby, including, but not limited to, those set forth in Section 7 thereof.

5.6.                              No Default.  As of the date hereof, no Default or Unmatured Default under the Credit Agreement, as amended hereby, has occurred or is continuing.

5.7.                              No Subordinated Debt Default.  As of the date hereof, no default under the Subordinated Note or any of the documents securing the Subordinated Note, or event or condition which, with the giving of notice or the passage of time, or both, would constitute a default under the Subordinated Note or any of the documents securing the Subordinated Note, has occurred or is continuing.

5.8.                              No Material Adverse Change.  There has been no material adverse change in the business condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, considered as a whole, from that reflected in the financial statements most recently delivered to the Lenders.

5.9.                              Sarbanes-Oxley Compliance.  The Borrower, the Borrower’s Chief Executive Officer, and the Borrower’s Chief Financial Officer are in compliance with all requirements of Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and all rules and regulations related thereto.

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6.                                       CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT.

(A)                              CONDITIONS PRECEDENT.  This Third Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following documents:

6.1.                              Third Amendment.  This Third Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

6.2.                              Revolving Loan Note(s).  Revolving Loan Notes, in the form of Exhibit A attached hereto, dated as of the date of the Third Amendment, for each Lender, payable to the order of each Lender in the amount of each Lender’s Pro Rata Share of the Revolving Loan Commitment.

6.3.                              Patent Security Agreement.  A Patent Security Agreement in the form of Exhibit B attached hereto, executed and delivered by Borrower and each Subsidiary, if any,  granting a security interest in Patents.

6.4.                              Trademark Security Agreement.  A Trademark Security Agreement, in the form of Exhibit C attached hereto executed and delivered by Borrower and each Subsidiary, if any,  granting a security interest in Trademarks.

6.5.                              Subsidiary Stock Pledge Agreements.  A Subsidiary Stock Pledge Agreement in the forms of Exhibit D-1, D-2, D-3 and D-4 attached hereto, executed and delivered by Borrower, Quixote Transportation Systems, Inc., TranSafe Corporation and Energy Absorption Systems, Inc., respectively.

6.6.                              California Mortgage.  A California Mortgage, in the form of Exhibit E attached hereto, executed and delivered by Energy Absorption Systems Inc.

6.7.                              Pennsylvania Mortgage.  A Pennsylvania Mortgage, in the form of Exhibit F attached hereto, executed and delivered by Nu-Metrics, Inc.

6.8.                              Certificate of the Secretary/Member/Manager.  Secretary’s/Managing Member’s Certificate of Borrower and each Subsidiary that is a party to any of the Patent Security Agreement, Trademark Security Agreement, California Mortgage or Pennsylvania Mortgage, in form and substance acceptable to the Administrative Agent, with such attachments as required therein, as to applicable, resolutions, incumbency and signatures of signing Authorized Officers or Managing Member with an attached certificate of good standing issued by the Secretary of State of the state of organization of Borrower and each such Subsidiary.

6.9.                              Legal Opinion.  Legal opinion of Joan Riley, Borrower’s General Counsel, and as counsel to each Subsidiary Guarantor, in form and substance acceptable to the Administrative Agent.

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6.10.                        Evidence of Insurance.  Evidence that the Borrower has insurance as required by Section 1.3 of the California Mortgage and Section 1.6 of the Pennsylvania Mortgage, including property, casualty and liability insurance satisfactory to the Administrative Agent, together with:  (i) loss payable endorsements naming the Administrative Agent as loss payee with respect to property and casualty insurance covering the California Property and the Pennsylvania Property; and (ii) certificate(s) of insurance(s) and binder(s) naming the Administrative Agent as additional insured with respect to liability insurance covering the California Property and the Pennsylvania Property.

6.11.                        Flood Zone Determinations.  Flood Zone determinations for each of the California Property and Pennsylvania Property, in form and substance acceptable to the Administrative Agent.

6.12.                        Stock Certificate.  Original stock certificates of each Subsidiary Guarantor pledged pursuant to the applicable Subsidiary Stock Pledge Agreement, with duly executed stock powers.

6.13.                        Amendment Fee.  Borrower agrees to pay, on the date of this Amendment, to the Administrative Agent, for the account of the Lenders, an Amendment Fee based upon each Lender’s committed share level set forth below:

Bank	Committed Level	Amendment Fee
Northern Trust	$15,714,285.71	$58,928.50
LaSalle Bank	$15,714,285.71	$58,928.50
Harris	$11,785,714.29	$44,196.43
National City	$11,785,714.29	$44,196.43

(B)                                CONDITIONS SUBSEQUENT.  Except as otherwise set forth below, within thirty (30) days of the closing date of this Third Amendment, Borrower shall deliver the following to the Administrative Agent:

6.14.                        Title Insurance.  With respect to each of the California Property and Pennsylvania Property, a mortgagee title insurance policy, current ALTA loan policy form, without survey exception, mechanics’ lien exception or exception for parties in possession, issued by a title insurance company satisfactory to the Administrative Agent (the “Title Insurance Company”), in amounts with respect to each Property acceptable to the Administrative Agent and naming the Administrative Agent as the insured and insuring the California Mortgage and Pennsylvania Mortgage, as applicable to be a valid first, prior and paramount lien upon the California Property and Pennsylvania Property respectively subject only to the permitted exceptions described therein and to customary exceptions for pending disbursements and completion of improvements (“Title Insurance Policy”).  The Title Insurance Policy must specifically ensure for claims and questions related to such matters as Administrative Agent may require to the extent available in the State.

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6.15.                        Searches.  A report from the Title Insurance Company or the appropriate filing officers of the state and county in which the Pennsylvania Property and California Property is located, indicating that no judgments, tax or other liens, security interests, leases of personalty, financing statements or other encumbrances (other than permitted exceptions and liens and security interests in favor of Administrative Agent) are of record or on file encumbering any portion of the Property, and that there are no judgments, tax liens, pending litigation or bankruptcy actions outstanding with respect to Borrower or any Subsidiary Guarantor.

6.16.                        Appraisals.  With respect to each of the California Property and Pennsylvania Property, appraisals of such Property, satisfactory to the Administrative Agent as to methodology and as to results.

6.17.                        Engagement Letter.  On or before October 31, 2004, an executed copy of the engagement letter between Borrower and the financial consultant retained in accordance with Section 7.1(K) hereof.

6.18.  Patent, Trademark and Other Search Results.  Satisfactory Patent and Trademark financing statement, judgment and tax lien search results of the Borrower and any Subsidiary Guarantors from such offices or governmental agencies or bodies as the Administrative Agent, in its sole discretion, may request from time to time, indicating that any security agreement to be filed by the Administrative Agent or described above, after being duly and properly filed and recorded, will give the Administrative Agent first priority perfected liens and security interests on and in the Collateral of the Borrower and each Guarantor, except by reason of Permitted Existing Liens or Customary Permitted Liens, and that there are no other lienors or creditors claiming any interest in the Collateral of the Borrower or any Guarantor, except holders of Permitted Existing Liens or Customary Permitted Liens.

7.                                       GENERAL.

7.1.                              Governing Law; Severability.  This Third Amendment shall be construed in accordance with and governed by the laws of Illinois.  Wherever possible each provision of the Credit Agreement and this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement and this Third Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement and this Third Amendment.

7.2.                              Successors and Assigns.  This Third Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders and the successors and assigns of the Lenders.

7.3.                              Continuing Force and Effect of Loan Documents and Subsidiary Guaranty.  Except as specifically modified or amended by the terms of this Third Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect.  The

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Borrower, by execution of this Third Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement and the other Loan Documents. Each of the Guarantors, by execution of this Third Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Subsidiary Guaranty.

7.4.                              References to Credit Agreement.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended hereby.

7.5.                              Expenses.  The Borrower shall pay all costs and expenses in connection with the preparation of this Third Amendment and other related Loan Documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Lenders or any affiliate or parent of the Lenders.  The Borrower shall pay any and all stamp and other taxes, UCC, trademark or patent search fees, title report or insurance fees, filing fees and other costs and expenses in connection with the execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

7.6.                              Counterparts.                       This Third Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Credit Agreement and Reaffirmation of Subsidiary Guaranty as of the date first above written.

QUIXOTE CORPORATION
A Delaware corporation, as Borrower

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer

Address:	c/o Quixote Corporation
35 East Wacker Drive
Chicago, Illinois 60601
Attention:	Daniel P. Gorey

Telephone No.:	(312) 467-6755
Facsimile No.:	9312) 467-1356

QUIXOTE TRANSPORTATION SAFETY, INC.
TRANSAFE CORPORATION
ENERGY ABSORPTION SYSTEMS, INC.
ENERGY ABSORPTION SYSTEMS (AL) LLC
SURFACE SYSTEMS, INC.
NU-METRICS, INC.
HIGHWAY INFORMATION SYSTEMS, INC.
U. S. TRAFFIC CORPORATION
(formerly known as Green Light Acquisition Corporation)
PEEK TRAFFIC CORPORATION,
(formerly known as Vision Acquisition Corporation),
as Guarantors

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

Address:	c/o Quixote Corporation
35 East Wacker Drive
Chicago, Illinois 60601
Attention:	Daniel P. Gorey

Telephone No.:	(312) 467-6755
Facsimile No.:	(312) 467-0197

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THE NORTHERN TRUST COMPANY, for Itself and,
as Administrative Agent for the Lenders

By:	/s/Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

Address:	The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675
Attention:	Jon W. Kreidler

Telephone No.:	(312) 557-1903
Facsimile No.:	(312) 444-7028

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/Siamak Saidi
Name:	Siamak Saidi
Title:	Commercial Banking Officer

Address:	LaSalle National Association
135 South LaSalle Street
Chicago, Illinois 60603
Attention:	Siamak Saidi

Telephone No.:	(312) 904-7734
Facsimile No.:	(312) 904-6546

HARRIS TRUST AND SAVINGS BANK

By:	/s/Derek R. Cook
Name:	Derek R. Cook
Title:	Vice President

Address:	Harris Trust and Savings Bank
111 West Monroe Street
Tenth Floor West
Chicago, Illinois 60603
Attention:	Derek R. Cook

Telephone No.:	(312) 461-3593
Facsimile No.:	(312) 461-2591

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NATIONAL CITY BANK OF THE MIDWEST
(f/k/a National City Bank of Michigan/Illinois)

By:	/s/Richard Michalik
Name:	Richard Michalik
Title:	Senior Vice President
Address:	National City Bank of the Midwest
(f/k/a National City Bank of Michigan/Illinois)
One North Franklin
36th Floor
Chicago, Illinois 60606
Attention:
Telephone No.:	(312) 384-4650
Facsimile No.:	(312) 240-0301

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FORM OF REVOLVING LOAN NOTE

$10,857,142.86	Chicago, Illinois
September 10, 2004

FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION and its registered assigns (the “Lender”), on May 16, 2006, the principal sum of Ten Million Eight Hundred Fifty Seven Thousand One Hundred and Forty Two Dollars and 86/100 ($10,857,142.86), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower from time to time pursuant to that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of the date hereof (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among the Borrower, various lenders (including the Lender), and The Northern Trust Company, as Administrative Agent (the “Administrative Agent”).

The Borrower agrees to pay interest on the principal hereof remaining from time to time unpaid in accordance with Section 2.14 of the Credit Agreement.

All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the Administrative Agent’s office at 50 South LaSalle Street, Chicago, Illinois 60675, in immediately available funds.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which reference is made for a statement of those terms and provisions.  Should the indebtedness represented by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership, or other court proceedings, or this Note be placed in the hands of attorneys for collection after maturity (by declaration or otherwise), the undersigned agrees to pay, in addition to principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

This Revolving Loan Note constitutes a restatement of, and replacement and substitution for, that certain Revolving Note dated as of May 21, 2003 in the maximum principal amount of Fourteen Million Two Hundred Eighty Five Thousand Seven Hundred and Fourteen Dollars and 29/100 ($14,285,714.29), executed by the Borrower and made payable to the order of the Lender (the “Prior Note”).  The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

QUIXOTE CORPORATION

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer and Treasurer

Loans made by LASALLE BANK NATIONAL ASSOCIATION (the “Lender”) to QUIXOTE CORPORATION (the “Borrower”) under the Credit Agreement, dated as of May 16, 2003, as amended, among the Borrower, various lenders (including the Lender), and THE NORTHERN TRUST COMPANY, as Administrative Agent, and payments of principal received on the Note to which this Grid is attached:

Date	Amount of Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation By

2

FORM OF REVOLVING LOAN NOTE

$8,142,857.14	Chicago, Illinois
September 10, 2004

FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of NATIONAL CITY BANK OF THE MIDWEST and its registered assigns (the “Lender”), on May 16, 2006, the principal sum of Eight Million One Hundred Forty Two Thousand Eight Hundred and Fifty Seven Dollars and 14/100 ($8,142,857.14), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower from time to time pursuant to that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of the date hereof (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among the Borrower, various lenders (including the Lender), and The Northern Trust Company, as Administrative Agent (the “Administrative Agent”).

The Borrower agrees to pay interest on the principal hereof remaining from time to time unpaid in accordance with Section 2.14 of the Credit Agreement.

All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the Administrative Agent’s office at 50 South LaSalle Street, Chicago, Illinois 60675, in immediately available funds.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which reference is made for a statement of those terms and provisions.  Should the indebtedness represented by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership, or other court proceedings, or this Note be placed in the hands of attorneys for collection after maturity (by declaration or otherwise), the undersigned agrees to pay, in addition to principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

This Revolving Loan Note constitutes a restatement of, and replacement and substitution for, that certain Revolving Note dated as of May 21, 2003 in the maximum principal amount of Ten Million Seven Hundred Fourteen Thousand Two Hundred and Eighty Five Dollars and 71/100 ($10,714,285.71), executed by the Borrower and made payable to the order of the Lender (the “Prior Note”).  The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

QUIXOTE CORPORATION

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer and Treasurer

Loans made by NATIONAL CITY BANK OF THE MIDWEST (the “Lender”) to QUIXOTE CORPORATION (the “Borrower”) under the Credit Agreement, dated as of May 16, 2003, as amended, among the Borrower, various lenders (including the Lender), and THE NORTHERN TRUST COMPANY, as Administrative Agent, and payments of principal received on the Note to which this Grid is attached:

Date	Amount of Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation By

2

FORM OF REVOLVING LOAN NOTE

$10,857,142.86	Chicago, Illinois
September 10, 2004

FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of THE NORTHERN TRUST COMPANY and its registered assigns (the “Lender”), on May 16, 2006, the principal sum of Ten Million Eight Hundred Fifty Seven Thousand One Hundred and Forty Two Dollars and 86/100 ($10,857,142.86), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower from time to time pursuant to that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of the date hereof (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among the Borrower, various lenders (including the Lender), and The Northern Trust Company, as Administrative Agent (the “Administrative Agent”).

The Borrower agrees to pay interest on the principal hereof remaining from time to time unpaid in accordance with Section 2.14 of the Credit Agreement.

All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the Administrative Agent’s office at 50 South LaSalle Street, Chicago, Illinois 60675, in immediately available funds.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which reference is made for a statement of those terms and provisions.  Should the indebtedness represented by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership, or other court proceedings, or this Note be placed in the hands of attorneys for collection after maturity (by declaration or otherwise), the undersigned agrees to pay, in addition to principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

This Revolving Loan Note constitutes a restatement of, and replacement and substitution for, that certain Revolving Note dated as of May 21, 2003 in the maximum principal amount of Fourteen Million Two Hundred Eighty Five Thousand Seven Hundred and Fourteen Dollars and 29/100 ($14,285,714.29), executed by the Borrower and made payable to the order of the Lender (the “Prior Note”).  The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

QUIXOTE CORPORATION

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer and Treasurer

Loans made by THE NORTHERN TRUST COMPANY (the “Lender”) to QUIXOTE CORPORATION (the “Borrower”) under the Credit Agreement, dated as of May 16, 2003, as amended, among the Borrower, various lenders (including the Lender), and THE NORTHERN TRUST COMPANY, as Administrative Agent, and payments of principal received on the Note to which this Grid is attached:

Date	Amount of Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation By

2

FORM OF REVOLVING LOAN NOTE

$8,142,857.14	Chicago, Illinois
September 10, 2004

FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK and its registered assigns (the “Lender”), on May 16, 2006, the principal sum of Eight Million One Hundred Forty Two Thousand Eight Hundred and Fifty Seven Dollars and 14/100 ($8,142,857.14), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower from time to time pursuant to that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of the date hereof (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among the Borrower, various lenders (including the Lender), and The Northern Trust Company, as Administrative Agent (the “Administrative Agent”).

The Borrower agrees to pay interest on the principal hereof remaining from time to time unpaid in accordance with Section 2.14 of the Credit Agreement.

All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the Administrative Agent’s office at 50 South LaSalle Street, Chicago, Illinois 60675, in immediately available funds.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, to which reference is made for a statement of those terms and provisions.  Should the indebtedness represented by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership, or other court proceedings, or this Note be placed in the hands of attorneys for collection after maturity (by declaration or otherwise), the undersigned agrees to pay, in addition to principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

This Revolving Loan Note constitutes a restatement of, and replacement and substitution for, that certain Revolving Note dated as of May 21, 2003 in the maximum principal amount of Ten Million Seven Hundred Fourteen Thousand Two Hundred and Eighty Five Dollars and 71/100 ($10,714,285.71), executed by the Borrower and made payable to the order of the Lender (the “Prior Note”).  The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

QUIXOTE CORPORATION

By:	/s/Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial
Officer and Treasurer

Loans made by HARRIS TRUST AND SAVINGS BANK (the “Lender”) to QUIXOTE CORPORATION (the “Borrower”) under the Credit Agreement, dated as of May 16, 2003, as amended, among the Borrower, various lenders (including the Lender), and THE NORTHERN TRUST COMPANY, as Administrative Agent, and payments of principal received on the Note to which this Grid is attached:

Date	Amount of Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation By

2

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Security Agreement”) made as of this 10th day of September, 2004, by ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (“Pledgor”) in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and other Lenders party to that Credit Agreement, as defined herein, with an office at 50 South LaSalle Street, Chicago, Illinois 60675 (“Pledgee”):

RECITALS

I.                                         The Pledgee and the Lenders, as herein defined, have made or may make loans to Borrower and may extend other financial accommodations to Quixote Corporation (the “Borrower”) in an aggregate principal amount of $58,000,000.00 (collectively, the “Loans”).  The Loans consist of (i) revolving loans (the “Revolving Loans”), the outstanding principal balance of which may increase or decrease from time to time, but at no time shall the outstanding principal balance of such Revolving Loan exceed $38,000,000.00 and (ii) term loans (the “Term Loans”) in the original principal sum of $20,000,000.00.  Certain repayment obligations of Borrower with respect to the Revolving Loans are evidenced by Borrower’s Revolving Notes, dated September 10, 2004, payable pro rata to the Lenders in the aggregate principal amount of $38,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Security Agreement as the “Revolving Notes”).  Certain repayment obligations of Borrower with respect to the Term Loans are evidenced by the Borrower’s Term Notes dated May 16, 2003, payable pro rata to the Lenders in the aggregate principal amount of $20,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Security Agreement as the “Term Notes”.  The Revolving Notes and the Term Notes are sometimes referred to herein collectively as the “Notes.”  The terms of the Loans are governed by a certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the “First Amendment”) and by a Second Amendment, dated as of June 30, 2004 (the “Second Amendment”) and a Third Amendment, dated as of the date hereof (“Third Amendment”) (said Credit Agreement, together with all amendments, supplements, modifications and replacements thereof, being referred to in this Security Agreement as the “Credit Agreement”), by and among the Borrower, the Lenders party thereto (“Lenders”) and The Northern Trust Company as Administrative Agent for itself and the Lenders.  In connection with the Credit Agreement, the Borrower executed and delivered to the Administrative Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, Second Amendment and Third Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the “Subsidiary Guaranty”) (the Credit Agreement, Subsidiary Guaranty and other related loan and security documents as each may be amended or modified from time to time (the “Loan Documents”).  The terms and provisions of the Notes and the Credit Agreement are hereby incorporated by reference in this Security Agreement.

Capitalized terms not otherwise defined in this Security Agreement shall have the meaning ascribed to them in the Credit Agreement.

II.                                     This Security Agreement is given to secure Pledgor’s obligations under the Subsidiary Guaranty and this Security Agreement, and Borrower’s obligations under the Credit Agreement and on one or more Term Loans, Revolving Loans and Reimbursement Obligations and secures not only present indebtedness but also future advances, whether such future advances are obligatory or are to be made at the option of the Lenders, or otherwise as are to be made within twenty (20) years of the date hereof.  The amount of indebtedness secured hereby may increase or decrease from time to time; provided, however the principal amount of such indebtedness shall not at one time exceed the amount of $38,000,000 plus interest thereon, and other costs, amounts and disbursements as provided herein and in the other Loan Documents (hereinafter defined).

W I T N E S S E T H

WHEREAS, the Pledgor is the owner of the Patents (defined below), all of which have been or are used by Pledgor in the conduct of its business;

WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Pledgee is necessary and desirable to the conduct and operation of the business of Pledgor and Borrower and will inure to the personal and financial benefit of the Pledgor;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

1.                                       Defined Terms.  All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.  For purposes of this Agreement, the term “Event of Default” shall have the meaning assigned to such term under the Credit Agreement, and shall also include Pledgor’s breach of any material term under this Security Agreement.

2.                                       Grant of Security Interests.  To secure the complete and timely payment and satisfaction of the Borrower’s Obligations, as defined in the Credit Agreement, to the Pledgee, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under the Subsidiary Guaranty and this Agreement (the Liabilities under the Credit Agreement and all such obligations of the Pledgor now or hereafter existing under the Subsidiary Guaranty and this Agreement being referred to herein as the “Liabilities”), Pledgor hereby grants to Pledgee a continuing security interest in Pledgor’s entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising patents and patent applications used or useable by Borrower, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule A attached hereto and made a part hereof and all patents and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter

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due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the “Patents”).

3.                                       Warranties and Representations.  Pledgor warrants and represents to Pledgee that:

(i)                                     no Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part and each such Patent is presently subsisting;

(ii)                                  Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Patent, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Pledgor not to sue third persons;

(iii)                               Pledgor has no notice of any suits or actions commenced or threatened with reference to any Patent; and

(iv)                              Pledgor has the unqualified right to execute and deliver this Security Agreement and perform its terms.

4.                                       Restrictions on Future Agreements.  Pledgor agrees that until the Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, Pledgor shall not, without the prior written consent of Pledgee, sell or assign its interest in any Patent or enter into any other agreement with respect to any Patent which would affect the validity or enforcement of the rights transferred to Pledgee under this Security Agreement.

5.                                       New Patents.  Pledgor represents and warrants that, based on a diligent investigation by Pledgor, the Patents listed on Schedule A constitute Patents and Patent applications now owned by Pledgor.  If, before the Liabilities shall have been satisfied in full or before the Loan Documents have been terminated, Pledgor shall (i) become aware of any existing Patents of which Pledgor has not previously informed Pledgee, (ii) obtain rights to any new patentable inventions or Patents, or (iii) become entitled to the benefit of any Patents, which benefit is not in existence on the date hereof.  Pledgor shall give to Pledgee prompt written notice thereof.  Pledgor hereby authorizes Pledgee to modify this Security Agreement by amending Schedule A to include any such Patents.

6.                                       Royalties; Terms.  The term of this Security Agreement shall extend until the earlier of (i) the expiration of each of the Patents and (ii) the payment in full of Borrower’s Liabilities and the termination of the Loan Documents.  Pledgor agrees that upon the occurrence of an Event of Default, the use by Pledgee of all Patents shall be without any liability for royalties or other related charges from Pledgee to Pledgor.

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7.                                       Release of Security Interest.  This Security Agreement is made for collateral purposes only.  Upon payment in full of the Liabilities and termination of the Loan Documents, Pledgee shall take such actions as may be necessary or proper to terminate the security interests created hereby.

8.                                       Expenses.  All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Pledgor.  All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and legal expenses, incurred by Pledgee in connection with lien searches, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents or in defending or prosecuting any actions or proceedings arising out of or related to the Patents shall be borne by and paid by Pledgor and until paid shall constitute Liabilities.

9.                                       Duties of Pledgor.  Pledgor shall have the duty (i) to file and prosecute diligently any patent applications pending as of the date hereof or hereafter until the Liabilities shall have been paid in full and the Loan Documents have been terminated, (ii) to make application on unpatented but patentable inventions, as commercially reasonable, (iii) to preserve and maintain all rights in the Patents, as commercially reasonable and (iv) to ensure that the Patents are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Pledgor’s obligations under this Section 9 shall be borne by Pledgor.

10.                                 Pledgee’s Right to Sue.  After an Event of Default, Pledgee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents and, if Pledgee shall commence any such suit, Pledgor shall, at the request of Pledgee, do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Pledgee for all costs and expenses incurred by Pledgee in the exercise of its rights under this Section 10.

11.                                 Waivers.  No course of dealing between Borrower and Pledgee or Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of Pledgee, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein.

12.                                 Severability.  The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in

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any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

13.                                 Modification.  This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

14.                                 Cumulative Remedies; Power of Attorney; Effect on Loan Documents.  All of Pledgee’s rights and remedies with respect to the Patents, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.  Pledgor hereby authorizes Pledgee upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Pledgee as Pledgee may select, in its sole discretion, as Pledgor’s true and lawful attorney-in-fact, with power to (i) endorse Pledgor’s name on all applications, documents, papers and instruments necessary or desirable for Pledgee in the use of the Patents or (ii) take any other actions with respect to the Patents as Pledgee deems to be in the best interest of Pledgee, or (iii) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone.  Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable until Borrower’s Liabilities shall have been paid in full and the Loan Documents have been terminated. Pledgor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Pledgee under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies.  Pledgee shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Loan Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

15.                                 Binding Effect; Benefits.  This Security Agreement shall be binding upon Pledgor and its respective successors and assigns, and shall inure to the benefit of Pledgee, its successors, nominees and assigns.

16.                                 Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law.

17.                                 Headings.  Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

18.                                 Further Assurances.  Pledgor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Pledgee shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

19.                                 Survival of Representations.  All representations and warranties of Pledgor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Loan Documents.

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20.                                 Security Interest Absolute.  All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(i)                                     any lack of validity or enforceability of the Credit Agreement or an other agreement or instrument relating thereto;

(ii)                                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Credit Agreement;

(iii)                               any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

(iv)                              any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.

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IN WITNESS WHEREOF, Pledgor has duly executed this Security Agreement as of the date first written above.

ENERGY ABSORPTION SYSTEMS, INC.

		By:	/s/Daniel P. Gorey
		Name:	Daniel P. Gorey
		Title:	Vice President and Treasurer

Agreed and Accepted
As of the Date First Written Above

THE NORTHERN TRUST COMPANY,
as Agent for itself and the Lenders

By:	/s/Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

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SCHEDULE A

PATENTS

Patent Title	Patent No.	Issue Date	Country

PATENT APPLICATIONS

Patent Application Title	Patent Application Serial No.	Application Filing Date	Country

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (the “Security Agreement”) made as of this 10th day of September, 2004, by ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (“Pledgor”) in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and other Lenders party to that Credit Agreement, as defined herein, with an office at 50 South LaSalle Street, Chicago, Illinois 60675 (“Pledgee”):

RECITALS

I.                                         The Pledgee and the Lenders, as herein defined, have made or may make loans to Borrower and may extend other financial accommodations to Quixote Corporation (the “Borrower”) in an aggregate principal amount of $58,000,000.00 (collectively, the “Loans”).  The Loans consist of (i) revolving loans (the “Revolving Loans”), the outstanding principal balance of which may increase or decrease from time to time, but at no time shall the outstanding principal balance of such Revolving Loan exceed $38,000,000.00 and (ii) term loans (the “Term Loans”) in the original principal sum of $20,000,000.00.  Certain repayment obligations of Pledgor with respect to the Revolving Loans are evidenced by Pledgor’s Revolving Notes, dated September 10, 2004, payable pro rata to the Lenders in the aggregate principal amount of $38,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Security Agreement as the “Revolving Notes”).  Certain repayment obligations of Pledgor with respect to the Term Loans are evidenced by the Pledgor’s Term Notes dated May 16, 2003, payable pro rata to the Lenders in the aggregate principal amount of $20,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Security Agreement as the “Term Notes”.  The Revolving Notes and the Term Notes are sometimes referred to herein collectively as the “Notes.”  The terms of the Loans are governed by a certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the “First Amendment”) and by a Second Amendment, dated as of June 30, 2004 (the “Second Amendment”) and a Third Amendment, dated as of the date hereof (“Third Amendment”) (said Credit Agreement, together with all amendments, supplements, modifications and replacements thereof, being referred to in this Security Agreement as the “Credit Agreement”), by and among the Pledgor, the Lenders party thereto (“Lenders”) and The Northern Trust Company as Administrative Agent for itself and the Lenders.  In connection with the Credit Agreement, the Pledgor executed and delivered to the Administrative Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, Second Amendment and Third Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the “Subsidiary Guaranty”) (the Credit Agreement, Subsidiary Guaranty and other related loan and security documents as each may be amended or modified from time to time (the “Loan Documents”).  The terms and provisions of the Notes and the Credit Agreement are hereby incorporated by reference in this Security Agreement.  Capitalized terms not otherwise defined in this Security Agreement shall have the meaning ascribed to them in the Credit Agreement.

II.                                     This Security Agreement is given to secure Pledgor’s obligations under the Subsidiary Guaranty and this Security Agreement, and Pledgor’s obligations under the Credit Agreement and on one or more Term Loans, Revolving Loans and Reimbursement Obligations and secures not only present indebtedness but also future advances, whether such future advances are obligatory or are to be made at the option of the Lenders, or otherwise as are to be made within twenty (20) years of the date hereof.  The amount of indebtedness secured hereby may increase or decrease from time to time; provided, however the principal amount of such indebtedness shall not at one time exceed the amount of $38,000,000 plus interest thereon, and other costs, amounts and disbursements as provided herein and in the other Loan Documents (herein defined).

W I T N E S S E T H

WHEREAS, Pledgor is the owner of all the trademarks and trademark applications listed on Schedule A attached hereto, all of which are used by Pledgor in the conduct of its business;

WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Pledgee is necessary and desirable to the conduct and operation of the business of Pledgor and Pledgor and will inure to the personal and financial benefit of the Pledgor;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

1.                                                                                                                                                        Incorporation of Loan Documents.  The Loan Documents and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.  For purposes of this Agreement, “Event of Default” shall have the meaning assigned to such term in the Credit Agreement and shall include Pledgor’s breach of any material term under this Security Agreement.

2.                                                                                                                                                       Grant and Reaffirmation of Grant of Security Interests.  To secure the complete and timely payment and satisfaction of the Pledgor’s Obligations, as defined in the Credit Agreement, to the Pledgee, and all obligations of the Pledgor now or hereafter existing under the Subsidiary Guaranty and this Agreement, Pledgor hereby grants to Pledgee a continuing security interest in Pledgor’s entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications (other than “intent to use” applications until a verified statement of use is filed with respect to such applications) in connection therewith, including, without limitation, the trademarks and applications listed on Schedule A attached hereto and made a part hereof and the trademarks, and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any

2

of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the “Trademarks”); all rights corresponding to any of the foregoing throughout the world and the goodwill of the Pledgor’s business connected with the use of and symbolized by the Trademarks.

3.                                                                                                                                                        Warranties and Representations.  Pledgor warrants and represents to Pledgee that:

(i)                                     no Trademark has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Trademark been cancelled, in whole or in part and each such Trademark is presently subsisting;

(ii)                                  Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Pledgor not to sue third persons;

(iii)                               Pledgor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

(iv)                              Pledgor has the unqualified right to execute and deliver this Security Agreement and perform its terms.

4.                                                                                                                                                        Restrictions on Future Agreements.  Pledgor agrees that until Pledgor’s Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, Pledgor shall not, without the prior written consent of Pledgee, sell or assign its interest in any Trademark or enter into any other agreement with respect to any Trademark which would affect the validity or enforcement of the rights transferred to Pledgee under this Security Agreement.

5.                                                                                                                                                        New Trademarks.  Pledgor represents and warrants that, based on a diligent investigation by Pledgor, the Trademarks listed on Schedule A constitute federally registered Trademarks, and federal applications for registration of Trademarks (other than “intent to use” applications (which shall not be subject to the Security Agreement) until a verified statement of use is filed with respect to such applications) now owned by Pledgor.  If, before Pledgor’s Liabilities shall have been satisfied in full or before the Loan Documents have been terminated, Pledgor shall (i) become aware of any existing Trademarks of which Pledgor has not previously informed Pledgee, or (ii) become entitled to the benefit of any Trademarks, which benefit is not in existence on the date hereof, Pledgor shall give to Pledgee prompt written notice thereof.  Pledgor hereby authorizes Pledgee to modify this Security Agreement by amending Schedule A to include any such Trademarks.

6.                                                                                                                                                        Term.  The term of this Security Agreement shall extend until the payment in full of Pledgor’s Liabilities and the termination of the Loan Documents.  Pledgor

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agrees that upon the occurrence of an Event of Default, the use by Pledgee of all Trademarks shall be without any liability for royalties or other related charges from Pledgee to Pledgor.

7.                                                                                                                                                        Product Quality.  Pledgor agrees to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with commercially reasonable business practices.  Upon the occurrence of an Event of Default, Pledgor agrees that Pledgee, or a conservator appointed by Pledgee, shall have the right to establish such additional product quality controls as Pledgee, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Pledgor under the Trademarks.

8.                                                                                                                                                        Release of Security Agreement.  This Security Agreement is made for collateral purposes only.  Upon payment in full of Pledgor’s Liabilities and termination of the Loan Documents, Pledgee shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Loan Documents.

9.                                                                                                                                                        Expenses.  All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Pledgor.  All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and legal expenses, incurred by Pledgee in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Trademarks or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks shall be borne by and paid by Pledgor and until paid shall constitute Liabilities.

10.                                                                                                                                                  Duties of Pledgor.  Pledgor shall have the duty (i) to file and prosecute diligently any trademark applications pending as of the date hereof or hereafter until Pledgor’s Liabilities shall have been paid in full and the Loan Documents have been terminated, (ii) to preserve and maintain all rights in the Trademarks, as commercially reasonable and (iii) to ensure that the Trademarks are and remain enforceable, as commercially reasonable.  Any expenses incurred in connection with Pledgor’s Liabilities under this Section 10 shall be borne by Pledgor.

11.                                                                                                                                                  Pledgee’s Right to Sue.  After an Event of Default, Pledgee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if Pledgee shall commence any such suit, Pledgor shall, at the request of Pledgee, do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Pledgee for all costs and expenses incurred by Pledgee in the exercise of its rights under this Section 11.

12.                                                                                                                                                  Waivers.  No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of Pledgee, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall

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any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.                                                                                                                                                  Severability.  The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

14.                                                                                                                                                  Modification.  This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

15.                                                                                                                                                  Cumulative Remedies; Power of Attorney; Effect on Loan Documents.  All of Pledgee’s rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.  Pledgor hereby authorizes Pledgee upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Pledgee as Pledgee may select, in its sole discretion, as Pledgor’s true and lawful attorney-in-fact, with power to (i) endorse Pledgor’s name on all applications, documents, papers and instruments necessary or desirable for Pledgee in the use of the Trademarks or (ii) take any other actions with respect to the Trademarks as Pledgee deems to be in the best interest of Pledgee, or (iii) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone.  Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable until Pledgor’s Liabilities shall have been paid in full and the Loan Documents have been terminated.  Pledgor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Pledgee under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. Pledgee shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Loan Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

16.                                                                                                                                                  Binding Effect; Benefits.  This Security Agreement shall be binding upon Pledgor and its respective successors and assigns, and shall inure to the benefit of Pledgee, its successors, nominees and assigns.

17.                                                                                                                                                  Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law.

18.                                                                                                                                                  Headings.  Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

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19.                                                                                                                                                  Further Assurances.  Pledgor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Pledgee shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

20.                                                                                                                                                  Survival of Representations.  All representations and warranties of Pledgor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Loan Documents.

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IN WITNESS WHEREOF, Pledgor has duly executed this Security Agreement as of the date first written above.

ENERGY ABSORPTION SYSTEMS, INC.

		By:	/s/Daniel P. Gorey
		Name:	Daniel P. Gorey
		Title:	Vice President and Treasurer

Agreed and Accepted
As of the Date First Written Above

THE NORTHERN TRUST COMPANY,
as Agent for itself and the Lenders

By:	/s/Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

7

SCHEDULE A

TRADEMARK REGISTRATIONS

Trademark	U.S. Registration No.	Date Registered

TRADEMARK APPLICATIONS

Trademark	U.S. Application Serial No.	Filing Date

8

SUBSIDIARY STOCK PLEDGE AGREEMENT

(QUIXOTE CORPORATION)

Dated as of September 10, 2004

This Pledge Agreement (as modified from time to time, the “Agreement”) has been executed by QUIXOTE CORPORATION, organized under the laws of the State of Delaware, on its own behalf as debtor (“Debtor”), with an office at 35 East Wacker Drive, Chicago, Illinois 60601, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and the other Lenders party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, “Secured Party”), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.  Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled “DEFINITIONS.”

WHEREAS, the Debtor and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, by a Second Amendment as of June 30, 2004 and by a Third Amendment as of the date hereof (the “Credit Agreement”), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Debtor evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Thirty Eight Million Dollars and 00/100 ($38,000,000), executed by the Debtor and made payable pro rata to the order of the Lenders (the “Revolving Notes”) and (ii) Term Loans to the Debtor evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Debtor and made payable pro rata to the order of the Lenders (the “Term Notes”);

WHEREAS, Debtor is the owner of all of the capital stock, as described in Exhibit A attached hereto (the “Securities”), of Quixote Transportation Safety, Inc. which is a Subsidiary Guarantor under the Credit Agreement;

WHEREAS, the Secured Party has requested and the Debtor has agreed to pledge the Securities as collateral for the Liabilities as defined herein.

In consideration of Secured Party’s extension of the financial accommodations and continuation of existing financial accommodations to Debtor, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

1.                                       DEFINITIONS.

(a)                                  As used in this Agreement the following terms shall have the indicated meanings:

“Collateral”—see Section entitled “PLEDGE.”

“Constituent Documents”—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

“Credit Agreement” means the Credit Agreement, dated as of May 16, 2003, among the Debtor, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of September 10, 2004 and as hereafter amended from time to time.

“Event of Default”—see Section entitled “EVENTS OF DEFAULT.”

“Guarantor” means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

“Intermediary”—see Section entitled “PLEDGE.”

“Lender” shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

“Liabilities”—see Section entitled “LIABILITIES.”

“Listed,” as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

The term “person” includes both individuals and organizations.

“Prime Rate” means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days.  Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

“Related Document(s)” means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term “related document,” if not initial-capitalized, means a document related to another referenced document.

“Related Party(ies)” means any Guarantor.

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The term “Secured Party” means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled “Liabilities”).

“Unmatured Event of Default” means any event or condition that would become an Event of Default with notice or the passage of time or both.

(b)                                 As used in this Agreement, unless otherwise specified: the term “including” means “including without limitation”; the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole.  References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company.  Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement.  Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time.  Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others.  Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

2.                                       PLEDGE.  Debtor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled “Liabilities”), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the “Collateral”):

(a)                                  Certificated Securities in possession of Secured Party and not in a Securities Account, which Securities are described in Exhibit A attached hereto and incorporated herein by reference.

(b)                                 With respect to any Collateral referred to herein:

(i)                                     all stock and bond powers, certificates and instruments; and

(ii)                                  all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

(c)                                  With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

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3.                                       LIABILITIES.

The Collateral shall secure the payment and performance of all obligations and liabilities of Debtor:

(a)                                  to Secured Party, and to any Lender and its affiliates, with respect to Hedging Obligations as defined in the Credit Agreement, howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Debtor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

(b)                                 to Secured Party under or in connection with:  (i) any guaranty by Debtor of any obligations of any other person to Secured Party; and (ii) any reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the “Liabilities”).  This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

4.                                       REPRESENTATIONS AND WARRANTIES.

Debtor hereby represents and warrants to Secured Party that:

(a)                                  Debtor’s exact legal name is as set forth in the heading to this Agreement.  If Debtor is an organization: Debtor’s type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Debtor’s place of business or, if Debtor has more than one place of business, Debtor’s chief executive office is located at the address set forth above; and Debtor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement.  All Collateral currently is located in one of the fifty states of the United States of America.  Further, except as and if specifically disclosed by Debtor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

(A)                              Debtor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Debtor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

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(B)                                Debtor’s place of business or, if Debtor has more than one place of business, Debtor’s chief executive office has been at Debtor’s address set forth above, except that prior to February 9, 2004 Debtor’s chief executive office was located at One East Wacker Drive, Chicago, Illinois 60601.

(b)                                 Debtor and any Guarantors are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor.  The execution, delivery and performance of this Agreement and all Related Documents are within Debtor’s powers and have been authorized by all necessary action required by law and Debtor’s Constituent Documents.

(c)                                  The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Debtor or its property.

(d)                                 There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor or any Related Party since the date of the latest financial statements provided by or on behalf of Debtor or any Related Party to Secured Party.

(e)                                  No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

(f)                                    Debtor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

(g)                                 Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

(h)                                 Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Debtor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

(i)                                     Debtor is not an executive officer, director or other “affiliate” (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

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(j)                                     The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

(k)                                  (A) The execution, delivery and performance of this Agreement and all Related Documents are in Debtor’s best interest in its current and future business operations and will materially benefit Debtor; and (B) Debtor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

(l)                                     The request or application for any Liabilities by Debtor shall be a representation and warranty by Debtor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Debtor’s representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

5.                                       DEPOSITORIES; SUB-AGENTS AND NOMINEES.

(a)                                  Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a “pledge position” at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

(b)                                 Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party.  In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

(c)                                  For the better perfection of Secured Party’s rights in and to the Collateral and to facilitate implementation of such rights, following an Event of Default, Debtor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

(d)                                 Debtor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Debtor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

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6.                                       VOTING & MISCELLANEOUS RIGHTS.  Unless an Event of Default has occurred and is continuing, Debtor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement.  If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

7.                                       GENERAL COVENANTS.  Debtor agrees that so long as this Agreement remains in effect, it will:

(a)                                  NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

(i)                                     ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR;

(ii)                                  THE STATE OR JURISDICTION IN WHICH DEBTOR IS ORGANIZED OR FORMED OR, IF DEBTOR IS AN INDIVIDUAL, IN WHICH DEBTOR’S PRINCIPAL RESIDENCE IS LOCATED;

(iii)                               ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS; OR

(iv)                              ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Debtor shall in any event keep all Collateral within one or more states of the United States of America.

(b)                                 Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral.  NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, DEBTOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

(c)                                  Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral.  Debtor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

(d)                                 Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as

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Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

(e)                                  Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Debtor pertaining to the Collateral.

(f)                                    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Debtor, and any Related Party as Secured Party shall reasonably request.

(g)                                 Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

8.                                       EVENTS OF DEFAULT.  The occurrence or continuance of any of the following shall constitute an “Event of Default”:

(a)                                  (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Debtor contained herein; or

(b)                                 any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

(c)                                  the Debtor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Debtor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

(d)                                 any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor or any

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Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Debtor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

(e)                                  this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

(f)                                    Debtor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor or any Related Party; or

(g)                                 Debtor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Debtor from that in force on the date hereof which may have a material adverse impact on the ability of Debtor to repay the Liabilities; or

(h)                                 any person or entity presently not in control of a Debtor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Debtor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

(i)                                     Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Debtor or any Related Party shall be filed with any public recorder; or

(j)                                     (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party’s prior written consent;

(k)                                  An involuntary case shall be commenced against the Debtor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the

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premises shall enter a decree or order for relief in respect of the Debtor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

(l)                                     A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Debtor or any Related Party or over all or a substantial part of the property of the Debtor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Debtor or any Related Party or of all or a substantial part of the property of the Debtor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Debtor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

(m)                               Debtor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

9.                                       DEFAULT REMEDIES.

(a)                                  Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled “EVENTS OF DEFAULT,” Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled “EVENTS OF DEFAULT,” the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party.  Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

(b)                                 If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

(i)                                     without being required to give any prior notice to Debtor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

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(ii)                                  if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Debtor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable.  Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Debtor.  Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose.  Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.  Debtor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Debtor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral.  To the extent that notice of sale shall be required to be given by law, Secured Party shall give Debtor at least ten days’ written notice of any such public sale or the date after which any such private sale or sales will be held.  Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for

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the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice.  As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.  Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion.  Any balance remaining shall be returned to Debtor.

(c)                                  Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice.  In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default.  No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(d)                                 As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree.  Except as and if required by law Debtor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party’s acting as collateral agent for any Lender.

10.                                 RIGHTS OF SECURED PARTY.  Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

(a)                                  perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

(b)                                 take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party’s interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and

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 (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

(c)                                  sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Debtor hereby appoints Secured Party as Debtor’s attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section.  Debtor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement.  Amounts unpaid by Debtor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

11.                                 WAIVER OF DEFENSES.  Debtor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

12.                                 SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE.  Debtor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Debtor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance.  The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

13.                                 FURTHER ASSURANCES.  Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

14.                                 INVESTMENT DECISIONS.  Debtor agrees that, except for a duty of good faith, Secured Party shall have no duty to Debtor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party’s control.

15.                                 NOTICES.  All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or

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delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to Debtor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

16.                                 MISCELLANEOUS.  This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois.  This Agreement shall bind Debtor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a debtor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Debtor nor any person or entity who or which becomes bound as a debtor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party.  Debtor agrees to pay upon written demand all reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith.  If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder.  This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.                                 WAIVER OF JURY TRIAL, ETC. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED.  DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

QUIXOTE CORPORATION

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer

ACCEPTED:

THE NORTHERN TRUST COMPANY,
for itself and as Agent on behalf of Lenders

By:	/s/ Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

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EXHIBIT A TO

SUBSIDIARY STOCK PLEDGE AGREEMENT EXECUTED

BY QUIXOTE CORPORATION (“ Debtor”)

IN FAVOR OF THE NORTHERN TRUST COMPANY,

AS AGENT FOR THE LENDERS (“Secured Party”)

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

OWNER	ISSUER	STOCK CERTIFICATE NO./SHARES OF COMMON STOCK	AUTHORIZED SHARES/OUTSTANDING
1. Quixote Corporation	Energy Absorption Systems, Inc.	#1/1000	1500 Common, $.01 PV, 100,000 Series A Preferred N.P.V./1000 Common Outstanding

2. Quixote Corporation	Quixote Transportation Systems, inc.	#1/1000	1000 Common, $1.00 PV / 1000 Common Outstanding

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SUBSIDIARY STOCK PLEDGE AGREEMENT

(QUIXOTE TRANSPORTATION SAFETY, INC.)

Dated as of September 10, 2004

This Pledge Agreement (as modified from time to time, the “Agreement”) has been executed by QUIXOTE TRANSPORTATION SAFETY, INC., organized under the laws of the State of Delaware, on its own behalf as Pledgor (“Pledgor”), with an office at 35 East Wacker Drive, Chicago, Illinois 60601, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and the other Lenders (“Lenders”) party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, “Secured Party”), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.  Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled “DEFINITIONS.”

WHEREAS, Quixote Corporation (the “Borrower”) and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, by a Second Amendment as of June 30, 2004 and by a Third Amendment as of the date hereof (the “Credit Agreement”), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of September 10, 2004, in the maximum aggregate principal amount of Thirty Eight Million Dollars and 00/100 ($38,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Revolving Notes”) and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Term Notes”);

WHEREAS, Pledgor is the owner of all of the capital stock, as described in Exhibit A attached hereto (the “Securities”), of Energy Absorption Systems, Inc., Transafe Corporation, Surface Systems, Inc., U.S. Traffic Corporation and Peek Traffic Corporation, each of which is a Subsidiary Guarantor under the Credit Agreement;

WHEREAS, Pledgor has issued and is obligated under that Subsidiary Guaranty, dated December 9, 2003, in favor of Secured Party, under which Subsidiary Guaranty, Pledgor guaranties the Liabilities, as defined herein, including, without limitation, the payment and performance of the obligations of Borrower under the Credit Agreement.

WHEREAS, the Secured Party has requested and the Pledgor has agreed to pledge the Securities as collateral for the Liabilities, as defined herein.

In consideration of Secured Party’s extension of the financial accommodations and continuation of existing financial accommodations to Borrower, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

1.                                       DEFINITIONS.

(a)                                  As used in this Agreement the following terms shall have the indicated meanings:

“Collateral”—see Section entitled “PLEDGE.”

“Constituent Documents”—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

“Credit Agreement” means the Credit Agreement, dated as of May 16, 2003, among the Borrower, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of September 10, 2004 and as hereafter amended from time to time.

“Event of Default”—see Section entitled “EVENTS OF DEFAULT.”

“Guarantor” means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

“Intermediary”—see Section entitled “PLEDGE.”

“Lender” shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

“Liabilities”—see Section entitled “LIABILITIES.”

“Listed,” as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

The term “person” includes both individuals and organizations.

“Prime Rate” means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days.  Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

“Related Document(s)” means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party

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or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term “related document,” if not initial-capitalized, means a document related to another referenced document.

“Related Party(ies)” means any Guarantor.

The term “Secured Party” means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled “Liabilities”).

“Unmatured Event of Default” means any event or condition that would become an Event of Default with notice or the passage of time or both.

(b)                                 As used in this Agreement, unless otherwise specified: the term “including” means “including without limitation”; the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole.  References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company.  Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement.  Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time.  Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others.  Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

2.                                       PLEDGE.  Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled “Liabilities”), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the “Collateral”):

(a)                                  Certificated Securities in possession of Secured Party and not in a Securities Account, which Securities are described in Exhibit A attached hereto and incorporated herein by reference.

(b)                                 With respect to any Collateral referred to herein:

(i)                                     all stock and bond powers, certificates and instruments; and

(ii)                                  all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

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(c)                                  With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

3.                                       LIABILITIES.

The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

(a)                                  to Secured Party, and to any Lender and its affiliates, with respect to Hedging Obligations as defined in the Credit Agreement, howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Pledgor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

(b)                                 to Secured Party under or in connection with:  (i) the Subsidiary Guaranty by Pledgor guaranteeing any and all obligations of Borrower to Secured Party; and (ii) any reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the “Liabilities”).  This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

4.                                       REPRESENTATIONS AND WARRANTIES.

Pledgor hereby represents and warrants to Secured Party that:

(a)                                  Pledgor’s exact legal name is as set forth in the heading to this Agreement.  If Pledgor is an organization: Pledgor’s type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement.  All Collateral currently is located in one of the fifty states of the United States of America.  Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

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(A)                              Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

(B)                                Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office has been at Pledgor’s address set forth above, except that prior to February 9, 2004, 2004 Pledgor’s chief executive office was located at One East Wacker Drive, Chicago, Illinois 60601.

(b)                                 Pledgor and Borrower are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor.  The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor’s powers and have been authorized by all necessary action required by law and Pledgor’s Constituent Documents.

(c)                                  The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

(d)                                 There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

(e)                                  No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

(f)                                    Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

(g)                                 Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

(h)                                 Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

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(i)                                     Pledgor is not an executive officer, director or other “affiliate” (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

(j)                                     The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

(k)                                  (A) The execution, delivery and performance of this Agreement and all Related Documents are in Pledgor’s best interest in its current and future business operations and will materially benefit Pledgor; and (B) Pledgor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

(l)                                     The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor’s representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

5.                                       DEPOSITORIES; SUB-AGENTS AND NOMINEES.

(a)                                  Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a “pledge position” at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

(b)                                 Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party.  In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

(c)                                  For the better perfection of Secured Party’s rights in and to the Collateral and to facilitate implementation of such rights, following an Event of Default, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

(d)                                 Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter

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given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

6.                                       VOTING & MISCELLANEOUS RIGHTS.  Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement.  If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

7.                                       GENERAL COVENANTS.  Pledgor agrees that so long as this Agreement remains in effect, it will:

(a)                                  NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

(i)                                     ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

(ii)                                  THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR FORMED OR, IF PLEDGOR IS AN INDIVIDUAL, IN WHICH PLEDGOR’S PRINCIPAL RESIDENCE IS LOCATED;

(iii)                               ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

(iv)                              ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

(b)                                 Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral.  NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

(c)                                  Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral.  Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

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(d)                                 Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

(e)                                  Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

(f)                                    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

(g)                                 Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

8.                                       EVENTS OF DEFAULT.  The occurrence or continuance of any of the following shall constitute an “Event of Default”:

(a)                                  (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Pledgor contained herein; or

(b)                                 any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

(c)                                  the Pledgor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is

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to cause an acceleration, mandatory redemption, a requirement that the Pledgor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

(d)                                 any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Pledgor or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Pledgor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

(e)                                  this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

(f)                                    Pledgor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor or any Related Party; or

(g)                                 Pledgor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Pledgor from that in force on the date hereof which may have a material adverse impact on the ability of Pledgor to repay the Liabilities; or

(h)                                 any person or entity presently not in control of a Pledgor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Pledgor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

(i)                                     Pledgor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Pledgor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Pledgor or any Related Party shall be filed with any public recorder; or

(j)                                     (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect,

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legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party’s prior written consent;

(k)                                  An involuntary case shall be commenced against the Pledgor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Pledgor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

(l)                                     A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Pledgor or any Related Party or over all or a substantial part of the property of the Pledgor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Pledgor or any Related Party or of all or a substantial part of the property of the Pledgor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Pledgor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

(m)                               Pledgor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

9.                                       DEFAULT REMEDIES.

(a)                                  Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled “EVENTS OF DEFAULT,” Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled “EVENTS OF DEFAULT,” the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party.  Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

(b)                                 If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default

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under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

(i)                                     without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

(ii)                                  if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable.  Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor.  Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose.  Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.  Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral.  To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days’ written notice of any such public sale or the date after which any such private sale or sales will be held.  Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned

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from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice.  As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.  Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion.  Any balance remaining shall be returned to Pledgor.

(c)                                  Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice.  In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default.  No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(d)                                 As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree.  Except as and if required by law Pledgor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party’s acting as collateral agent for any Lender.

10.                                 RIGHTS OF SECURED PARTY.  Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

(a)                                  perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

(b)                                 take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party’s interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the

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Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

(c)                                  sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor’s attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section.  Pledgor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement.  Amounts unpaid by Pledgor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

11.                                 WAIVER OF DEFENSES.  Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

12.                                 SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE.  Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance.  The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

13.                                 FURTHER ASSURANCES.  Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

14.                                 INVESTMENT DECISIONS.  Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party’s control.

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15.                                 NOTICES.  All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

16.                                 MISCELLANEOUS.  This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois.  This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party.  Pledgor agrees to pay upon written demand all reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith.  If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder.  This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.                                 WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED.  PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR

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OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

QUIXOTE TRANSPORTATION SAFETY, INC.

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

ACCEPTED:

THE NORTHERN TRUST COMPANY,
for itself and as Agent on behalf of Lenders

By:	/s/ Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

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EXHIBIT A TO

SUBSIDIARY STOCK PLEDGE AGREEMENT EXECUTED

BY QUIXOTE TRANSPORTATION SAFETY, INC. (“ Pledgor”)

IN FAVOR OF THE NORTHERN TRUST COMPANY,

AS AGENT FOR THE LENDERS (“Secured Party”)

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

OWNER	ISSUER	STOCK CERTIFICATE NO./SHARES OF COMMON STOCK	AUTHORIZED SHARES/OUTSTANDING
1. Quixote Transportation Safety, Inc.	Peek Traffic Corporation (f/k/a Vision Acquisition Corporation)	#1/1000	1000 Common, $1.00 PV / 1000 Common Outstanding

2. Quixote Transportation Saftey, Inc.	U.S. Traffic Corporation (f/k/a Green Light Acquisition Company)	#1/1000	1000 Common, $1.00 PV / 1000 Common Outstanding

3. Quixote Transportation Saftey, Inc.	Surface Systems Inc.	#1/456,900	1,000,000 Common / $1.00 PV/456,900 Outstanding

4. Quixote Transportation Saftey, Inc.	Transafe Corporation	#2/1000	1000 Common, $1.00 PV / 1000 Common Outstanding

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SUBSIDIARY STOCK PLEDGE AGREEMENT

(TRANSAFE CORPORATION)

Dated as of September 10, 2004

This Pledge Agreement (as modified from time to time, the “Agreement”) has been executed by TRANSAFE CORPORATION, organized under the laws of the State of Delaware, on its own behalf as Pledgor (“Pledgor”), with an office at 35 East Wacker Drive, Chicago, Illinois 60601, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and the other Lenders (“Lenders”) party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, “Secured Party”), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.  Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled “DEFINITIONS.”

WHEREAS, Quixote Corporation (the “Borrower”) and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, by a Second Amendment as of June 30, 2004 and by a Third Amendment as of the date hereof (the “Credit Agreement”), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of September 10, 2004, in the maximum aggregate principal amount of Thirty Eight Million Dollars and 00/100 ($38,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Revolving Notes”) and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Term Notes”);

WHEREAS, Pledgor is the owner of all of the capital stock, as described in Exhibit A attached hereto (the “Securities”), of Nu-Metrics, Inc. and Highway Information Systems, Inc., each of which is a Subsidiary Guarantor under the Credit Agreement;

WHEREAS, Pledgor has issued and is obligated under that Subsidiary Guaranty, dated December 9, 2003, in favor of Secured Party, under which Subsidiary Guaranty, Pledgor guaranties the Liabilities, as defined herein, including, without limitation, the payment and performance of the obligations of Borrower under the Credit Agreement.

WHEREAS, the Secured Party has requested and the Pledgor has agreed to pledge the Securities as collateral for the Liabilities, as defined herein.

In consideration of Secured Party’s extension of the financial accommodations and continuation of existing financial accommodations to Borrower, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

1.                                       DEFINITIONS.

(a)                                  As used in this Agreement the following terms shall have the indicated meanings:

“Collateral”—see Section entitled “PLEDGE.”

“Constituent Documents”—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

“Credit Agreement” means the Credit Agreement, dated as of May 16, 2003, among the Borrower, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of September 10, 2004 and as hereafter amended from time to time.

“Event of Default”—see Section entitled “EVENTS OF DEFAULT.”

“Guarantor” means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

“Intermediary”—see Section entitled “PLEDGE.”

“Lender” shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

“Liabilities”—see Section entitled “LIABILITIES.”

“Listed,” as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

The term “person” includes both individuals and organizations.

“Prime Rate” means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days.  Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

“Related Document(s)” means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party

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or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term “related document,” if not initial-capitalized, means a document related to another referenced document.

“Related Party(ies)” means any Guarantor.

The term “Secured Party” means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled “Liabilities”).

“Unmatured Event of Default” means any event or condition that would become an Event of Default with notice or the passage of time or both.

(b)                                 As used in this Agreement, unless otherwise specified: the term “including” means “including without limitation”; the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole.  References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company.  Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement.  Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time.  Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others.  Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

2.                                       PLEDGE.  Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled “Liabilities”), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the “Collateral”):

(a)                                  Certificated Securities in possession of Secured Party and not in a Securities Account, which Securities are described in Exhibit A attached hereto and incorporated herein by reference.

(b)                                 With respect to any Collateral referred to herein:

(i)                                     all stock and bond powers, certificates and instruments; and

(ii)                                  all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

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(c)                                  With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

3.                                       LIABILITIES.

The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

(a)                                  to Secured Party, and to any Lender and its affiliates, with respect to Hedging Obligations as defined in the Credit Agreement, howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Pledgor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

(b)                                 to Secured Party under or in connection with:  (i) the Subsidiary Guaranty by Pledgor guaranteeing any and all obligations of Borrower to Secured Party; and (ii) any reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the “Liabilities”).  This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

4.                                       REPRESENTATIONS AND WARRANTIES.

Pledgor hereby represents and warrants to Secured Party that:

(a)                                  Pledgor’s exact legal name is as set forth in the heading to this Agreement.  If Pledgor is an organization: Pledgor’s type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement.  All Collateral currently is located in one of the fifty states of the United States of America.  Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

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(A)                              Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

(B)                                Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office has been at Pledgor’s address set forth above, except that prior to February 9, 2004, 2004 Pledgor’s chief executive office was located at One East Wacker Drive, Chicago, Illinois 60601.

(b)                                 Pledgor and Borrower are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor.  The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor’s powers and have been authorized by all necessary action required by law and Pledgor’s Constituent Documents.

(c)                                  The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

(d)                                 There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

(e)                                  No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

(f)                                    Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

(g)                                 Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

(h)                                 Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

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(i)                                     Pledgor is not an executive officer, director or other “affiliate” (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

(j)                                     The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

(k)                                  (A) The execution, delivery and performance of this Agreement and all Related Documents are in Pledgor’s best interest in its current and future business operations and will materially benefit Pledgor; and (B) Pledgor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

(l)                                     The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor’s representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

5.                                       DEPOSITORIES; SUB-AGENTS AND NOMINEES.

(a)                                  Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a “pledge position” at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

(b)                                 Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party.  In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

(c)                                  For the better perfection of Secured Party’s rights in and to the Collateral and to facilitate implementation of such rights, following an Event of Default, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

(d)                                 Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter

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given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

6.                                       VOTING & MISCELLANEOUS RIGHTS.  Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement.  If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

7.                                       GENERAL COVENANTS.  Pledgor agrees that so long as this Agreement remains in effect, it will:

(a)                                  NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

(i)                                     ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

(ii)                                  THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR FORMED OR, IF PLEDGOR IS AN INDIVIDUAL, IN WHICH PLEDGOR’S PRINCIPAL RESIDENCE IS LOCATED;

(iii)                               ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

(iv)                              ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

(b)                                 Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral.  NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

(c)                                  Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral.  Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

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(d)                                 Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

(e)                                  Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

(f)                                    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

(g)                                 Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

8.                                       EVENTS OF DEFAULT.  The occurrence or continuance of any of the following shall constitute an “Event of Default”:

(a)                                  (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Pledgor contained herein; or

(b)                                 any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

(c)                                  the Pledgor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is

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to cause an acceleration, mandatory redemption, a requirement that the Pledgor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

(d)                                 any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Pledgor or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Pledgor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

(e)                                  this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

(f)                                    Pledgor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor or any Related Party; or

(g)                                 Pledgor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Pledgor from that in force on the date hereof which may have a material adverse impact on the ability of Pledgor to repay the Liabilities; or

(h)                                 any person or entity presently not in control of a Pledgor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Pledgor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

(i)                                     Pledgor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Pledgor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Pledgor or any Related Party shall be filed with any public recorder; or

(j)                                     (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect,

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legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party’s prior written consent;

(k)                                  An involuntary case shall be commenced against the Pledgor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Pledgor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

(l)                                     A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Pledgor or any Related Party or over all or a substantial part of the property of the Pledgor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Pledgor or any Related Party or of all or a substantial part of the property of the Pledgor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Pledgor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

(m)                               Pledgor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

9.                                       DEFAULT REMEDIES.

(a)                                  Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled “EVENTS OF DEFAULT,” Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled “EVENTS OF DEFAULT,” the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party.  Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

(b)                                 If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default

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under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

(i)                                     without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

(ii)                                  if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable.  Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor.  Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose.  Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.  Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral.  To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days’ written notice of any such public sale or the date after which any such private sale or sales will be held.  Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned

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from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice.  As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.  Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion.  Any balance remaining shall be returned to Pledgor.

(c)                                  Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice.  In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default.  No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(d)                                 As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree.  Except as and if required by law Pledgor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party’s acting as collateral agent for any Lender.

10.                                 RIGHTS OF SECURED PARTY.  Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

(a)                                  perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

(b)                                 take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party’s interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the

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Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

(c)                                  sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor’s attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section.  Pledgor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement.  Amounts unpaid by Pledgor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

11.                                 WAIVER OF DEFENSES.  Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

12.                                 SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE.  Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance.  The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

13.                                 FURTHER ASSURANCES.  Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

14.                                 INVESTMENT DECISIONS.  Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party’s control.

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15.                                 NOTICES.  All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

16.                                 MISCELLANEOUS.  This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois.  This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party.  Pledgor agrees to pay upon written demand all reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith.  If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder.  This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.                                 WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED.  PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR

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OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

TRANSAFE CORPORATION

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

ACCEPTED:

THE NORTHERN TRUST COMPANY,
for itself and as Agent on behalf of Lenders

By:	/s/ Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

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EXHIBIT A TO

SUBSIDIARY STOCK PLEDGE AGREEMENT EXECUTED

BY TRANSAFE CORPORATION (“ Pledgor”)

IN FAVOR OF THE NORTHERN TRUST COMPANY,

AS AGENT FOR THE LENDERS (“Secured Party”)

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

OWNER	ISSUER	STOCK CERTIFICATE NO./SHARES OF COMMON STOCK	AUTHORIZED SHARES/OUTSTANDING
1. Transafe Corporation	Nu-Metrics, Inc.	#1/366,233	2,000,000 Common, $1.00 PV / 366,232 Common Outstanding

2. Transafe Corporation	Highway Information Systems, Inc.	#1/1000	1000 Common, $1.00 PV / 1000 Common

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SUBSIDIARY STOCK PLEDGE AGREEMENT

(ENERGY ABSORPTION SYSTEMS, INC.)

Dated as of September 10, 2004

This Pledge Agreement (as modified from time to time, the “Agreement”) has been executed by ENERGY ABSORPTION SYSTEMS, INC., organized under the laws of the State of Delaware, on its own behalf as Pledgor (“Pledgor”), with an office at 35 East Wacker Drive, Chicago, Illinois 60601, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as secured party and as Agent for itself and the other Lenders (“Lenders”) party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, “Secured Party”), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.  Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled “DEFINITIONS.”

WHEREAS, Quixote Corporation (the “Borrower”) and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003, by a Second Amendment as of June 30, 2004 and by a Third Amendment as of the date hereof (the “Credit Agreement”), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of September 10, 2004, in the maximum aggregate principal amount of Thirty Eight Million Dollars and 00/100 ($38,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Revolving Notes”) and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the “Term Notes”);

WHEREAS, Pledgor is the owner of all of the Membership interests, as described in Exhibit A attached hereto (the “Securities”), of Energy Absorption Systems, LLC, of which is a Subsidiary Guarantor under the Credit Agreement;

WHEREAS, Pledgor has issued and is obligated under that Subsidiary Guaranty, dated December 9, 2003, in favor of Secured Party, under which Subsidiary Guaranty, Pledgor guaranties the Liabilities, as defined herein, including, without limitation, the payment and performance of the obligations of Borrower under the Credit Agreement.

WHEREAS, the Secured Party has requested and the Pledgor has agreed to pledge the Securities as collateral for the Liabilities, as defined herein.

In consideration of Secured Party’s extension of the financial accommodations and continuation of existing financial accommodations to Borrower, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor agrees as follows:

1.                                       DEFINITIONS.

(a)                                  As used in this Agreement the following terms shall have the indicated meanings:

“Collateral”—see Section entitled “PLEDGE.”

“Constituent Documents”—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

“Credit Agreement” means the Credit Agreement, dated as of May 16, 2003, among the Borrower, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003, a Second Amendment, dated as of June 30, 2004 and a Third Amendment, dated as of September 10, 2004 and as hereafter amended from time to time.

“Event of Default”—see Section entitled “EVENTS OF DEFAULT.”

“Guarantor” means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

“Intermediary”—see Section entitled “PLEDGE.”

“Lender” shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

“Liabilities”—see Section entitled “LIABILITIES.”

“Listed,” as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

The term “person” includes both individuals and organizations.

“Prime Rate” means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days.  Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

“Related Document(s)” means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party

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or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term “related document,” if not initial-capitalized, means a document related to another referenced document.

“Related Party(ies)” means any Guarantor.

The term “Secured Party” means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled “Liabilities”).

“Unmatured Event of Default” means any event or condition that would become an Event of Default with notice or the passage of time or both.

(b)                                 As used in this Agreement, unless otherwise specified: the term “including” means “including without limitation”; the term “days” means “calendar days”; and terms such as “herein,” “hereof” and words of similar import refer to this Agreement as a whole.  References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company.  Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement.  Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time.  Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others.  Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

2.                                       PLEDGE.  Pledgor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled “Liabilities”), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the “Collateral”):

(a)                                  Certificated Securities in possession of Secured Party and not in a Securities Account, which Securities are described in Exhibit A attached hereto and incorporated herein by reference.

(b)                                 With respect to any Collateral referred to herein:

(i)                                     all stock and bond powers, certificates and instruments; and

(ii)                                  all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

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(c)                                  With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

3.                                       LIABILITIES.

The Collateral shall secure the payment and performance of all obligations and liabilities of Pledgor:

(a)                                  to Secured Party, and to any Lender and its affiliates, with respect to Hedging Obligations as defined in the Credit Agreement, howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Pledgor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

(b)                                 to Secured Party under or in connection with:  (i) the Subsidiary Guaranty by Pledgor guaranteeing any and all obligations of Borrower to Secured Party; and (ii) any reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the “Liabilities”).  This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding.

4.                                       REPRESENTATIONS AND WARRANTIES.

Pledgor hereby represents and warrants to Secured Party that:

(a)                                  Pledgor’s exact legal name is as set forth in the heading to this Agreement.  If Pledgor is an organization: Pledgor’s type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office is located at the address set forth above; and Pledgor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement.  All Collateral currently is located in one of the fifty states of the United States of America.  Further, except as and if specifically disclosed by Pledgor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

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(A)                              Pledgor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Pledgor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

(B)                                Pledgor’s place of business or, if Pledgor has more than one place of business, Pledgor’s chief executive office has been at Pledgor’s address set forth above, except that prior to February 9, 2004, 2004 Pledgor’s chief executive office was located at One East Wacker Drive, Chicago, Illinois 60601.

(b)                                 Pledgor and Borrower are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor.  The execution, delivery and performance of this Agreement and all Related Documents are within Pledgor’s powers and have been authorized by all necessary action required by law and Pledgor’s Constituent Documents.

(c)                                  The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Pledgor or its property.

(d)                                 There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Pledgor or any Related Party since the date of the latest financial statements provided by or on behalf of Pledgor or any Related Party to Secured Party.

(e)                                  No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

(f)                                    Pledgor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

(g)                                 Pledgor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

(h)                                 Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Pledgor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

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(i)                                     Pledgor is not an executive officer, director or other “affiliate” (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

(j)                                     The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

(k)                                  (A) The execution, delivery and performance of this Agreement and all Related Documents are in Pledgor’s best interest in its current and future business operations and will materially benefit Pledgor; and (B) Pledgor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

(l)                                     The request or application for any Liabilities by Pledgor shall be a representation and warranty by Pledgor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Pledgor’s representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

5.                                       DEPOSITORIES; SUB-AGENTS AND NOMINEES.

(a)           Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a “pledge position” at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

(b)                                 Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party.  In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

(c)                                  For the better perfection of Secured Party’s rights in and to the Collateral and to facilitate implementation of such rights, following an Event of Default, Pledgor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

(d)                                 Pledgor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter

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given by Pledgor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

6.                                       VOTING & MISCELLANEOUS RIGHTS.  Unless an Event of Default has occurred and is continuing, Pledgor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement.  If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

7.                                       GENERAL COVENANTS.  Pledgor agrees that so long as this Agreement remains in effect, it will:

(a)                                  NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

(i)                                     ANY CHANGE WHATSOEVER IN THE NAME OF PLEDGOR;

(ii)                                  THE STATE OR JURISDICTION IN WHICH PLEDGOR IS ORGANIZED OR FORMED OR, IF PLEDGOR IS AN INDIVIDUAL, IN WHICH PLEDGOR’S PRINCIPAL RESIDENCE IS LOCATED;

(iii)                               ANY NEW NAMES UNDER WHICH PLEDGOR INTENDS TO DO BUSINESS; OR

(iv)                              ANY NEW ADDRESSES AT OR FROM WHICH PLEDGOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Pledgor shall in any event keep all Collateral within one or more states of the United States of America.

(b)                                 Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral.  NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, PLEDGOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

(c)                                  Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral.  Pledgor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

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(d)                                 Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

(e)                                  Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Pledgor pertaining to the Collateral.

(f)                                    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Pledgor, and any Related Party as Secured Party shall reasonably request.

(g)                                 Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

8.                                       EVENTS OF DEFAULT.  The occurrence or continuance of any of the following shall constitute an “Event of Default”:

(a)                                  (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Pledgor contained herein; or

(b)                                 any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

(c)                                  the Pledgor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is

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to cause an acceleration, mandatory redemption, a requirement that the Pledgor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

(d)                                 any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Pledgor or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Pledgor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

(e)                                  this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

(f)                                    Pledgor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Pledgor or any Related Party; or

(g)                                 Pledgor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Pledgor from that in force on the date hereof which may have a material adverse impact on the ability of Pledgor to repay the Liabilities; or

(h)                                 any person or entity presently not in control of a Pledgor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Pledgor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

(i)                                     Pledgor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Pledgor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Pledgor or any Related Party shall be filed with any public recorder; or

(j)                                     (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect,

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legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party’s prior written consent;

(k)                                  An involuntary case shall be commenced against the Pledgor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Pledgor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

(l)                                     A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Pledgor or any Related Party or over all or a substantial part of the property of the Pledgor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Pledgor or any Related Party or of all or a substantial part of the property of the Pledgor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Pledgor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

(m)                               Pledgor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

9.                                       DEFAULT REMEDIES.

(a)                                  Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled “EVENTS OF DEFAULT,” Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled “EVENTS OF DEFAULT,” the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party.  Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

(b)                                 If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default

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under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

(i)                                     without being required to give any prior notice to Pledgor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

(ii)                                  if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Pledgor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable.  Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor.  Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose.  Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.  Pledgor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Pledgor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral.  To the extent that notice of sale shall be required to be given by law, Secured Party shall give Pledgor at least ten days’ written notice of any such public sale or the date after which any such private sale or sales will be held.  Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned

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from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice.  As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction.  Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion.  Any balance remaining shall be returned to Pledgor.

(c)                                  Secured Party may, by written notice to Pledgor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice.  In the case of any such waiver, Secured Party and Pledgor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default.  No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

(d)                                 As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree.  Except as and if required by law Pledgor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party’s acting as collateral agent for any Lender.

10.                                 RIGHTS OF SECURED PARTY.  Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

(a)                                  perform any agreement of Pledgor hereunder that Pledgor shall have failed to perform;

(b)                                 take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party’s interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the

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Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Pledgor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

(c)                                  sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Pledgor hereby appoints Secured Party as Pledgor’s attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Pledgor in accordance with this Section.  Pledgor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement.  Amounts unpaid by Pledgor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

11.                                 WAIVER OF DEFENSES.  Pledgor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

12.                                 SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE.  Pledgor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Pledgor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance.  The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

13.                                 FURTHER ASSURANCES.  Pledgor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

14.                                 INVESTMENT DECISIONS.  Pledgor agrees that, except for a duty of good faith, Secured Party shall have no duty to Pledgor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party’s control.

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15.                                 NOTICES.  All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to Pledgor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

16.                                 MISCELLANEOUS.  This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois.  This Agreement shall bind Pledgor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a Pledgor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Pledgor nor any person or entity who or which becomes bound as a Pledgor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party.  Pledgor agrees to pay upon written demand all reasonable expenses (including attorneys’ fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith.  If there shall be more than one person or entity constituting Pledgor, each of them shall be primarily, jointly and severally liable for all obligations hereunder.  This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

17.                                 WAIVER OF JURY TRIAL, ETC. PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED.  PLEDGOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR

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OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

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IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

ENERGY ABSORPTION SYSTEMS, INC.

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

ACCEPTED:

THE NORTHERN TRUST COMPANY,
for itself and as Agent on behalf of Lenders

By:	/s/ Jon W. Kreidler
Name:	Jon W. Kreidler
Title:	Officer

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EXHIBIT A TO

SUBSIDIARY STOCK PLEDGE AGREEMENT EXECUTED

BY ENERGY ABSORPTION SYSTEMS, INC. (“ Pledgor”)

IN FAVOR OF THE NORTHERN TRUST COMPANY,

AS AGENT FOR THE LENDERS (“Secured Party”)

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

OWNER	ISSUER	STOCK CERTIFICATE NO./SHARES OF COMMON STOCK	AUTHORIZED SHARES/OUTSTANDING
1. Energy Absorption Systems, Inc. (sole managing member)	Energy Absorption Systems LLC	#1/100% Membership Interest	N/A

17

CALIFORNIA MORTGAGE

(Space above this line for Recorder’s use)

DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

Tax Lot No.:

Parcel Identification No.                     Verified by                      County on this 10th day of September, 2004

By:

Mail/Box to:   Fischel & Kahn, Ltd., 190 S. LaSalle Street, Suite 2850, Chicago, IL 60603; Attn:  Edward F. Dobbins

This instrument was prepared by:  Fischel & Kahn, Ltd., 190 S. LaSalle Street, Suite 2850, Chicago, IL 60603; Attn:  Edward F. Dobbins

Brief description for the Index:  APN 17-200-14-01; 17-200-13-01 ptn.; 17-200-17-01 ptn., 17-200-18-01 ptn.

THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made effective as of the 10th day of September 2004, by ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (“Grantor”), whose address is 35 East Wacker Drive, Chicago, Illinois 60601, to CHICAGO TITLE INSURANCE COMPANY (herein “Trustee”) in favor and for the benefit of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as Administrative Agent for itself and the Lender party to that Credit Agreement, as defined herein, whose address is 50 South LaSalle Street, Chicago, Illinois 60675 (herein “Beneficiary”).

RECITALS

I.                                         The Bank and the Lenders, as herein defined, have made or may make loans to Mortgagor and may extend other financial accommodations to Quixote Corporation (the “Borrower”) in an aggregate principal amount of $58,000,000.00 (collectively, the “Loans”).  The Loans consist of (i) revolving loans (the “Revolving Loans”), the outstanding principal balance of which may increase or decrease from time to time, but at no time shall the outstanding principal balance of such Revolving Loan exceed $38,000,000.00 and (ii) term loans (the “Term Loans”) in the original principal sum of $20,000,000.00.  Certain repayment obligations of Mortgagor with respect to the Revolving Loans are evidenced by Borrower’s Revolving Notes, dated September 10, 2004, payable pro rata to the Lenders in the aggregate principal amount of $38,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Mortgage as the “Revolving Notes”).  Certain repayment obligations of Mortgagor with respect to the Term Loans are evidenced by the Borrower’s Term Notes dated May 16, 2003, payable pro rata to the Lenders in the aggregate principal amount of $20,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Mortgage as the “Term Notes”.  The Revolving Notes and the Term Notes are sometimes referred to herein collectively as the “Notes.”  The terms of the Loans are governed by a certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the “First Amendment”) and by a Second Amendment, dated as of June 30, 2004 (the “Second Amendment”) and a Third Amendment, dated as of the date hereof (said Credit Agreement, together with all amendments, supplements, modifications and replacements thereof, being referred to in this Mortgage as the “Credit Agreement”), by and among the Borrower, the Lenders party thereto (“Lenders”) and The Northern Trust Company as Administrative Agent for itself and the Lenders.  In connection with the Credit Agreement, the Mortgagor executed and delivered to the Administrative Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, Second Amendment and Third Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the “Subsidiary Guaranty”).  The terms and provisions of the Notes and the Credit Agreement are hereby incorporated by reference in this Mortgage.  Capitalized terms not otherwise defined in this Mortgage shall have the meaning ascribed to them in the Credit Agreement.

II.                                     This Mortgage is given to secure the Subsidiary Guaranty, one or more Term Loans, Revolving Loans and Reimbursement Obligations and secures not only present indebtedness but also future advances, whether such future advances are obligatory or are to be made at the option of Lenders, or otherwise as are to be made within twenty (20) years of the date hereof.  The amount of indebtedness secured hereby may increase or decrease from time to time; provided, however the principal amount of such indebtedness shall not at one time exceed the amount of $58,000,000 plus interest thereon, and other costs, amounts and disbursements as provided herein and in the other Loan Documents (hereinafter defined).

Grantor is executing and delivering this Deed of Trust in order to secure Borrowers obligations under the Notes and Grantor’s obligations under the Subsidiary Guaranty and this Deed of Trust in favor of Beneficiary.

NOW THEREFORE, in consideration of the foregoing, Grantor hereby irrevocably grants, conveys, transfers and assigns to Trustee, its successors and assigns, in trust for the use and benefit of Beneficiary, with power of sale and right of entry and possession, all of Grantor’s present and future estate, right, title and interest in, to and under the following described property (herein all of the property described in clauses (A) through (G) below is referred to as the “Mortgaged Property”):

A.                                   The Land;

B.                                     TOGETHER with all present and future structures, buildings and improvements now existing or hereafter erected on the aforesaid property, all easements, rights and appurtenances thereto or used in connection therewith, all wastewater capacity reservations, if any, other rights relating to sewage treatment capacity, water capacity and utilities serving the aforesaid property or improvements thereon, all rents, royalties, issues, profits, revenues, income and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject, however, to the rights and authorities given herein to Grantor to collect and apply such rents, royalties, issues, profits, revenues, income and other benefits), all interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, development rights or credits, air rights, water, water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant) and water stock, all intangible property and rights relating to the aforesaid property or the operation thereof and all “general intangibles” and all “payment intangibles” as such terms may be defined in Article 9 of the Illinois Uniform Commercial Code as in effect from time to time (the “UCC”), or used in connection therewith, including without limitation, all fixtures, machinery, equipment, building materials, appliances and goods of every nature whatsoever (herein collectively called “equipment and other personal property”) now or hereafter located in, or on, or attached or affixed to, or used or intended to be used in connection with, the aforesaid property, including replacements thereof and additions thereto, which shall, to the fullest extent permitted by law and for the purposes of this Deed of Trust, be deemed to be part and parcel of, and appropriated to the use of, the Land and, whether affixed or annexed thereto or not, be deemed conclusively to be real property and conveyed by this Deed of Trust, and Grantor agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Beneficiary to confirm the lien of this Deed of Trust on any of the foregoing;

C.                                     TOGETHER with all rights to applications, architectural and engineering plans, specifications and drawings (including, without limitation, as-built drawings), which arise from or relate to the Land or to any business now or later to be conducted on it by the Grantor, or to the Land and Improvements thereon;

D.                                    TOGETHER WITH and any and all licenses, permits, authorizations, entitlements, consents and approvals theretofore or hereafter issued by any and all governmental authorities in connection with the operation, development, use or occupancy of the Land (collectively, “Entitlements”);

E.                                      TOGETHER with all awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Mortgaged Property, or for damage or injury to or decrease in value of all or part of the Mortgaged Property or any interest in it; and all proceeds of any insurance policies payable because of loss sustained to all or part of the Mortgaged Property; and all interest which may accrue on any of the foregoing;

F.                                      TOGETHER with any and all claims and causes of action for loss, damage or environmental contamination to all or any portion of the Mortgaged Property or against any and all tenants for breach of their respective leases or for any loss, damage or environmental contamination resulting from any such tenant’s activities;

G.                                     TOGETHER with all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other Mortgaged Property into cash or liquidated claims, including proceeds of or from all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact.

TO HAVE AND TO HOLD the Mortgaged Property, unto Trustee, forever, to secure the payment of the Indebtedness and performance of the obligations described below, and Grantor does hereby bind Grantor and Grantor’s heirs, personal representatives, successors and assigns, to warrant and forever defend the Mortgaged Property unto Trustee, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof and Grantor hereby covenants with Trustee and Beneficiary that it is seized of the Premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, except for exceptions approved by Beneficiary in writing;

FOR THE PURPOSE OF SECURING the following obligations (sometimes hereinafter referred to as the “Secured Obligations”):

(a)                                  The repayment and performance of Grantor’s Indebtedness and obligations under the Subsidiary Guaranty, and all extensions, renewals, modifications, amendments and replacements thereof;

(b)                                 The payment and performance of Grantor’s indebtedness and obligations under this Deed of Trust;

(c)                                  The payment and performance of Borrower’s obligations under the Credit Agreement, the Notes which by their express terms survive the Closing of the transaction contemplated thereby;

(d)                                 The payment of all other sums which may be advanced by or otherwise be due to Trustee or Beneficiary under any provision of this Deed of Trust or to protect the security of this Deed of Trust or under any other instrument or document referred to in clause (e) below, with interest thereon at the rate provided herein or therein;

(e)                                  The performance of each and every one of the covenants and agreements of Grantor contained (i) herein, and (ii) in the Notes; and

(f)                                    The repayment of any other loans or advances, including, without limitation, advance by Beneficiary to protect its interests hereunder, with interest thereon, hereafter made by Beneficiary (herein “Future Advance”).

ARTICLE I
COVENANTS OF GRANTOR

To protect the security of this Deed of Trust, Grantor covenants and agrees as follows:

1.1                                 Performance of Obligations Secured. Grantor shall promptly pay when due the principal of and any interest on the Indebtedness evidenced by the Subsidiary Guaranty, Notes, the principal of and interest on any Future Advances, and any late charges provided for in the Notes or herein, and shall further perform fully and in a timely manner all other obligations of Grantor contained herein, and of Borrower on the Notes and under the Credit Agreement.  All sums payable by Grantor hereunder shall be paid without demand, counterclaim, offset, deduction or defense.  Grantor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, setoff, deduction or defense.

1.2                                 Insurance.  Grantor shall keep all improvements located on the Land, now or hereafter erected, constantly insured for the benefit of the Beneficiary against loss by fire, windstorm and any other casualties and contingencies, in such manner and with such companies and in such amounts, not less than that amount necessary to pay the sum secured by this Deed of Trust, and as may be satisfactory to the Beneficiary.  Additionally, Grantor shall maintain liability insurance on the Mortgaged Property in an amount not less than $2,750,000.  All insurance policies required hereunder shall name Beneficiary as an additional insured, and as a loss payee.  All such insurance policies may be canceled or modified only upon not less than thirty (30) days’ prior written notice to Beneficiary.  Grantor shall purchase such insurance, pay all premiums therefor, and shall deliver to Beneficiary such policies along with evidence or premium payments as long as the Notes secured hereby remain unpaid.  If Grantor fails to purchase such insurance, pay premiums therefor of deliver said policies along the evidence of payment of premiums thereon, then Beneficiary, at its option, may purchase such insurance.  Such amounts paid by Beneficiary shall be added to the principal of the Notes secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.  All proceeds from any insurance so maintained shall at the option of Beneficiary be applied to the debt secured hereby or to the repair or restoration of any improvements located on the Land.

1.3                                 Condemnation and Insurance Proceeds.

(a)                                  The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of or damage or injury to the Mortgaged Property, or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Beneficiary.  In addition, all causes of action, whether accrued before or after the date of this Deed of Trust, of all types for damages or injury to the Mortgaged Property or any part thereof, or in connection with any transaction financed by funds loaned to Grantor by Beneficiary and secured hereby, or in connection with or affecting the Mortgaged Property or any part thereof, including without limitation causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, are hereby assigned to Beneficiary as additional security, and the proceeds thereof shall be paid to Beneficiary.  Notwithstanding such assignment, Grantor shall have the right, prior to an Event of Default, to prosecute such causes of action.  Following an Event of Default, Beneficiary may at its option appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement thereof.  Grantor, immediately upon obtaining knowledge of the institution of any proceedings relating to condemnation or other taking of or damage or injury to the Mortgaged Property or any portion thereof, or knowledge of any casualty damage to the Mortgaged Property or damage in any other manner, will immediately notify Beneficiary in writing.  Beneficiary may participate in any such proceedings and may join Grantor in adjusting any loss covered by insurance.  Any compromise or settlement of any cause of action which may give rise to proceeds in which Beneficiary has an interest shall be subject to Beneficiary’s reasonable approval thereof.

(b)                                 In the event of any taking of or damage or injury to the Mortgaged Property, all proceeds under Section 1.3 shall be paid to Beneficiary (subject only to the rights of any third parties having a prior and superior lien thereon) and applied to the Indebtedness under the Notes and to reimbursement Beneficiary for any costs and expenses incurred in connection with such event, including attorneys’ fees.

(c)                                  In the event of any casualty affecting or injury to the Mortgaged Property, all proceeds under Section 1.3 shall be payable to Beneficiary, and Grantor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary.

1.4                                 Taxes, Liens and Other Items.  Grantor shall pay all taxes, bonds, assessments, fees, liens, charges, fines, impositions and any and all other items which are attributable to or affect the Mortgaged Property and which may attain a priority over this Deed of Trust (collectively, the “Impositions”) by making payment prior to delinquency directly to the payee thereof.  Grantor shall promptly discharge any lien which has or may attain priority over this Deed of Trust.

1.5                                 Rents and Profits.

(a)                                  All of the rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (the “Rents and Profits”), whether now due, past due, or to become due, and including all prepaid rents and security deposits, are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the principal and interest and all other sums payable on the Subsidiary Guaranty or the Notes, and of all other sums payable under the Subsidiary Guaranty or the Notes and this Deed of Trust.  Prior to the happening of any Event of Default as set forth in Article II hereof, Grantor shall have a license to collect and receive all Rents and Profits, which license shall be terminable at the sole option of Beneficiary, without regard to the adequacy of its security hereunder and without notice to or demand upon Grantor, upon the occurrence of any Event of Default.

It is understood and agreed that neither the foregoing assignment of Rents and Profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under Article III hereof shall be deemed to make Beneficiary a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof.  Nor shall appointment of a receiver for the Mortgaged Property by any court at the request of Beneficiary or by agreement with Grantor, or the entering into possession of the Mortgaged Property or any part thereof by such receiver, be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

1.6                                 Security Agreement.  This Deed of Trust is intended to be a security agreement pursuant to Article 9 of the UCC for (i) any and all items of personal property specified above as part of the Mortgaged Property which, under applicable law, may be subject to a security interest pursuant to Article 9 of the UCC and which are not herein effectively made part of the real property, and (ii) any and all items of property specified above as part of the Mortgaged Property which, under applicable law, constitute fixtures and may be subject to a security interest under Article 9 of the UCC; and Grantor hereby grants Beneficiary a security interest in said property, and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness and other obligations of Grantor now or hereafter secured by this Deed of Trust.  Grantor hereby authorizes Beneficiary to file and/or record applicable financing statements covering the Mortgaged Property (and to file any continuation statements as necessary).  Grantor shall pay all costs of filing such statements, renewals, and releases thereof.  Upon the occurrence of any default of Grantor hereunder, Beneficiary shall have the rights and remedies of a secured party under the UCC, as well as all other rights and remedies available at law or in equity, and, at Beneficiary’s option, Beneficiary may also invoke the remedies provided in Article III of this Deed of Trust as to such property.

1.7                                 Further Encumbrances or Sales.  If the Grantor shall take any of the following actions without Beneficiary’s prior written consent, such action shall constitute an Event of Default hereunder:  (i) if Grantor shall execute or deliver any pledge, security agreement, mortgage, deed of trust or other instrument of hypothecation, covering all or any portion of the Mortgaged Property or any interest therein, or (ii) if Grantor shall sell, contract to sell, lease with option to purchase, convey, alienate, transfer or otherwise dispose of all or any portion of the Mortgaged Property or any interest therein, whether voluntarily or involuntarily, by operation of law or otherwise (including, without limitation, any foreclosure sale or deed in lieu of foreclosure under any mortgage or deed of trust the lien of which is junior to this Deed of Trust, whether or not Beneficiary has approved such mortgage or deed of trust).

1.8                                 Preservation and Maintenance of the Mortgaged Property. Grantor shall keep the Mortgaged Property and every part thereof in good condition and repair, and shall not permit or commit any waste, impairment, or deterioration of the Mortgaged Property, normal wear and tear excepted, or commit, suffer or permit any act upon or use of the Mortgaged Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted and whether foreseen or unforeseen, or in violation of any covenants, conditions or restrictions affecting the Mortgaged Property, or bring or keep any article upon any of the Mortgaged Property or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any insurance coverage maintained, or required hereunder to be maintained, by Grantor on or with respect to any part of the Mortgaged Property, and Grantor further shall do all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general.

1.9                                 Offset Certificates.  Grantor, within five (5) days upon request in person or within ten (10) days upon request by mail, shall furnish a written statement duly acknowledged of all amounts due on any indebtedness secured hereby, whether for principal or interest on the Notes or otherwise, and stating whether any offsets or defenses exist against the Indebtedness secured hereby and covering such other matters with respect to any such Indebtedness as Beneficiary may reasonably require.

1.10                           Trustee’s Costs and Expenses; Governmental Charges.  Grantor shall pay all costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder, including without limitation the cost of any trustee’s sale or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed by any governmental authority on Trustee or Beneficiary by reason of its interest in the Notes, or any Notes evidencing a Future Advance, or this Deed of Trust.  Without limiting anything contained herein or any rights which may be available to Trustee under applicable laws, in the event Trustee is named as a party to any civil action as Trustee in this Deed of Trust, the Trustee shall be entitled to employ an attorney at law (including, if Trustee is an individual, himself if he is a licensed Attorney) to represent it in said action and the reasonable attorney’s fees of the Trustee in such action shall be paid by the Grantor.

1.11                           Protection of Security; Costs and Expenses.

(a)                                  Grantor agrees that, at any time and from time to time, it will execute and deliver all such further documents and do all such other acts and things as Beneficiary may reasonably request in writing in order to protect the security and priority of the lien created hereby.  Grantor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or Trustee, and shall pay all costs and expenses, including without limitation cost of evidence of title and reasonable attorneys’ fees, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Beneficiary hereunder.  If Grantor fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects Beneficiary’s interest in the Mortgaged Property or any part thereof, including, but not limited to, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, and if Grantor fails to cure any breach within the time period set forth in Article II below, then Beneficiary or Trustee may, but without obligation to do so and without notice to or demand upon Grantor and without releasing Grantor from any obligation hereunder, make such appearances, disburse such sums and take such action as Beneficiary or Trustee deems necessary or appropriate to protect Beneficiary’s interest, including, but not limited to, disbursement of reasonable attorneys’ fees, entry upon the Mortgaged Property to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of either Beneficiary or Trustee appears to be prior or superior hereto.

(b)                                 Following an Event of Default, Grantor further agrees to pay all reasonable expenses of Beneficiary (including fees and disbursements of counsel) incident to the protection of the rights of Beneficiary hereunder, or to enforcement or collection of payment of the Notes or any Future Advances, whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Grantor, or otherwise.  Any amounts disbursed by Beneficiary or Trustee pursuant to this Section shall be additional indebtedness of Grantor secured by this Deed of Trust as of the date of disbursement and shall bear interest as set forth in the Notes as of the date Beneficiary or Trustee makes a demand on Grantor for reimbursement.  All such amounts shall be payable by Grantor immediately without demand.  Nothing contained in this Section shall be construed to require Beneficiary or Trustee to incur any expense, make any appearance, or take any other action.

1.12                           Compliance with Laws.  Grantor will promptly and faithfully comply with, conform to and obey all present and future laws, ordinances, rules, regulations and requirements (collectively, “Laws”) of every governmental authority and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to it or to the Mortgaged Property, or any part thereof, or to the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Property, or any part thereof (including, without limitation, the Americans with Disabilities Act, to the extent such compliance is required thereby), whether or not such Law shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property.

1.13                           Hazardous Materials.  Without limiting the generality of Section 1.12 hereof:

(a)                                  Grantor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to the preservation, conservation, regulation, health or safety of the environment (including soil, water, groundwater, and indoor and ambient air conditions), and in each case as may be now or hereafter enacted, amended or modified, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Emergency Planning and Community Right-to-Know Act, the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7901 et seq.), any so-

called “Superfund” or “Superlien” law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material (“Environmental Laws”); and

(b)                                 Grantor shall not manufacture, generate or store (and shall not permit the same) any Hazardous Materials at, in, on, under, over, from or affecting the Mortgaged Property.  Grantor shall not permit the presence, placement, discharge, deposit, emission, disposal, burial, dumping, injection, spillage, leakage, seepage, release, threatened release, or contamination of any Hazardous Material, whether intentional or unintentional, negligent or non-negligent, sudden or non-sudden, accidental or non-accidental presence (each, a “Release”) of any asbestos, asbestos-containing materials, polychlorinated biphenyl or polychlorinated biphenyl containing materials, and all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, radioactive waste, special waste, hazardous substance, hazardous material, toxic substance, or petroleum or petroleum derived substance or waste (“Hazardous Materials”) at, in, on, under, over, from or affecting the Mortgaged Property or the transport of Hazardous Materials to or from the Mortgaged Property.

1.14                           Fixture Filing.  This Deed of Trust constitutes a financing statement filed as a fixture filing pursuant to Article 9 of the UCC in the Official Records of the County Recorder of the county in which the Mortgaged Property is located with respect to any and all fixtures included within the term “Mortgaged Property” as used herein and with respect to any goods or other personal property that may now be or hereafter become such fixtures.  The following information is included for purposes of meeting the requirements of a financing statement:

(a)                                  The name of the debtor ENERGY ABSORPTION SYSTEMS, INC.

(b)                                 The mailing address of the debtor is 35 East Wacker Drive, Chicago, Illinois 60601.

(c)                                  The organizational number of the debtor is                          .

(d)                                 The name of the secured party is THE NORTHERN TRUST COMPANY, as Agent

(e)                                  The address of the secured party is 50 South LaSalle Street, Chicago, Illinois 60675, Attn:  Ms. Erin Sullivan.

(f)                                    This financing statement covers all of the debtor’s Personalty and Fixtures (whether now owned or hereafter acquired).  The Personalty and Fixtures includes (i) goods which are or are to become Fixtures on the Land described in Exhibit A, (ii) minerals or the like (including, without limitation, oil and gas) located on the Land described in Exhibit A, (iii) the Personalty, and (iv) all proceeds and products of the Personalty and Fixtures.

1.15                           Single Purpose Entity.  Grantor is and shall remain a single purpose entity which (i) is formed or organized solely for the purpose of acquiring and directly holding an ownership interest in the Property and activities incidental thereto, (ii) does not and will not engage in any business unrelated to the Property, (iii) does not and will not have any assets other than those related to its interest in such Property or any indebtedness other than as permitted herein, (iv) has its own separate books and records and keeps its own accounts, in each case which are separate and apart from the books and records and accounts of any other entity, (v) is subject to all of the limitations on powers set forth in its organizational documentation, (vi) holds and will hold itself out as being an entity separate and apart from any other entity, (vii) has not at any time since its formation assumed or guaranteed and will not assume or guaranty the liabilities of any other entity, (viii) has not at any time since its formation acquired and will not acquire obligations or securities of any other entity, (ix) has not at any time since its formation made and will not make loans to any other entity, and (x) does not and will not have any subsidiaries.

ARTICLE II
EVENTS OF DEFAULT

The following shall constitute an Event of Default hereunder (each, an “Event of Default”):

2.1                                 Payment of Indebtedness.  If Grantor shall fail to pay the Indebtedness under the Subsidiary Guaranty and all sums due under the Credit Agreement and Notes as and when the same shall be due and payable pursuant to the Notes, whether at the due date thereof or by acceleration or otherwise.

2.2                                 Default Under Credit Agreement.  An event of default exists and is continuing under the Credit Agreement.

2.3                                 Other Obligations.  Grantor shall fail to perform or observe any other term or covenant contained in this Deed of Trust, or any term or covenant contained in the Subsidiary Guaranty which by its express terms survives the Closing of the transaction contemplated thereby, and such default shall continue for a period of thirty (30) calendar days after the date upon which written notice thereof is given to Grantor by Beneficiary; provided, however, if such default arises solely as a result of a default by Grantor in the performance of a non-monetary obligation hereunder and a cure of such default cannot reasonably be effected within such 30-day period despite Grantor’s diligence in prosecuting such cure, then, provided Grantor commences cure within said 30-day period and diligently prosecutes said cure to completion, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default, which, in any event, shall not exceed sixty (60) days from the date upon which written notice thereof was given to Grantor.

ARTICLE III
REMEDIES

Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies:

3.1                                 Acceleration.  Notwithstanding the stated maturity in the Notes, Beneficiary may declare the entire principal amount of the Notes and/or any Future Advances then outstanding (if not then due and payable), and accrued and unpaid interest thereon, and all other sums or payments required thereunder, to be due and payable immediately, without notice of intention to accelerate, notice of acceleration or notice of any kind or nature whatsoever, demand or presentment, all of which are hereby expressly waived by Grantor.

3.2                                 Receiver.  Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

3.3                                 Entry.  Irrespective of whether Beneficiary exercises the option provided in Section 3.1 above, Beneficiary in person or by agent or by court-appointed receiver may enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof and do all things necessary or appropriate in Beneficiary’s good faith discretion in connection therewith, including without limitation inspecting for violations of any covenants of Grantor, contracting for and making repairs and alterations, and doing any and all other acts which Beneficiary deems proper to protect the security hereof; and either with or without so taking possession, in its own name or in the name of Grantor, sue for or otherwise collect and receive the Rents and Profits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.  The entering upon and taking possession of the Mortgaged Property, or any part thereof, and the collection of any Rents and Profits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice or default hereunder or invalidate any act done pursuant to any such default or notice, and, notwithstanding continuance in possession of the Mortgaged Property or any part thereof by Beneficiary, Grantor or a receiver, and the collection, receipt and application of the Rents and Profits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law or in equity upon or after the occurrence of a default, including without limitation the right to exercise the power of sale.  Any of the actions referred to in this Section 3.3 may be taken by Beneficiary irrespective of whether any notice of default or notice of sale has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured.

3.4                                 Judicial Action.  Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof.

3.5                                 Power of Sale.  The Trustee, at the request of Beneficiary, shall sell at public venue the Mortgaged Property or any part thereof or any interest therein, to the highest bidder, for cash, all in accordance with and as permitted by applicable law.  Any notices, postings and filings required by applicable law may be performed or given by Trustee or

Beneficiary or by any agent acting in their or its behalf, unless applicable law requires otherwise.  Grantor designates as Grantor’s address for the purposes of such notice, the address set out on page 1 of this Deed of Trust, and each other debtor, if any, obligated to pay the debts secured hereby agrees that such address shall likewise constitute such other debtor’s address for such notice, unless a different address is designated by such other debtor; no change of such address or designation of a different address shall be binding on Beneficiary until fifteen (15) days after Beneficiary has received notice of such change sent to Beneficiary in accordance with Section 4.2 below, addressed to Beneficiary at the address for Beneficiary set out herein (or to such other address as Beneficiary may have designated by notice given in accordance with Section 4.2 below to Grantor).  Any change of address of Beneficiary shall be effective fifteen (15) business days after written notice thereof addressed to Grantor and sent in accordance with Section 4.2 below.  In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property.  Where the Mortgaged Property consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law.  Any sale of personal property hereunder shall be conducted in any manner permitted by Article 9 of the UCC, or any other applicable provision of the UCC.  Should Beneficiary elect to sell any portion of the Mortgaged Property which is real property or which is personal property or fixtures that Beneficiary has elected to sell together with real property in accordance with the laws governing a sale of real property, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law.  Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Grantor, Trustee, at the time and place specified in the notice of sale, shall sell said real property or part thereof at public auction to the highest bidder for cash in lawful money of the United States or in such other manner as Beneficiary shall direct which is not prohibited by applicable law.  Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor.  Trustee shall be entitled to a reasonable commission in connection with any such sale.

3.6                                 Proceed under the UCC.  Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Article 9 of the UCC; and if the Beneficiary elects to proceed in the manner permitted under Article 9 of the UCC, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property.

3.7                                 Additional Provisions.

(a)                                  Where the Mortgaged Property consists of real property and personal property, any reinstatement of the obligation secured hereby, following default and an election by the Beneficiary to accelerate the maturity of said obligation, which is made by Grantor or any other person or entity permitted to exercise the right of reinstatement under applicable law, shall not prohibit the Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by applicable law; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceeding held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement.  Any sums paid to Beneficiary in effecting any reinstatement pursuant to applicable law shall be applied to the secured obligation and to the Beneficiary’s and Trustee’s reasonable costs and expenses in the manner required by applicable law or as Beneficiary otherwise reasonably directs.

(b)                                 If the Mortgaged Property consists of several lots, parcels or items of property, Beneficiary may: (i) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Beneficiary deems in its best interest.  Any person, including Grantor, Trustee or Beneficiary, may purchase at any sale hereunder, and Beneficiary shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of all or any part of the Secured Obligations.  Should Beneficiary desire that more than one sale or other disposition of the Mortgaged Property be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Beneficiary may deem to be in the Beneficiary’s best interests, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Mortgaged Property not sold until all Secured Obligations have been fully paid.  In the event Beneficiary elects to dispose of the Mortgaged Property through more than one sale, Grantor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the lower of the interest rate provided for in the Notes or the maximum rate permitted by law to be charged by Trustee.  Beneficiary may sell the Mortgaged Property for any amount it deems reasonably acceptable, whether or not such amount is equal to the Secured Obligations, or otherwise.  Grantor authorizes and empowers Trustee, upon any sale hereunder, to execute and deliver to the purchaser or purchasers a good and sufficient deed or deeds conveying the property so sold, with covenant of general warranty binding on Grantor and Grantor’s legal representatives, successors and assigns, whereupon such purchaser or purchasers shall be let into immediate possession.

(c)                                  The recitals contained in any deed(s) or other instrument(s) given in connection with any such foreclosure sale and/or any affidavit(s) of a person(s) knowledgeable of the facts as to compliance with the requirements of such sale, shall be prima facie evidence of such facts and it shall not be necessary to prove in any court the existence of such facts.  All prerequisites and requirements of any sale or sales shall be conclusively presumed to have been performed and all persons subsequently dealing with the property so conveyed, including without limitation, the purchaser(s) thereof, shall be fully protected in relying upon the truthfulness of such recitals or affidavits.

(d)                                 Upon any foreclosure sale hereunder, Grantor shall immediately surrender and deliver possession to the purchaser.  If Grantor fails to do so, Grantor shall be a tenant at will of the purchaser and such purchaser shall have the right to bring an action of forcible entry and detainer.

3.8                                 Proceeds of Sale.  The proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article III or otherwise, shall be applied as follows:

FIRST:  To the payment of the costs and expenses of sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the lower of the interest rate provided for in the Notes or the maximum rate permitted by law to be charged.

SECOND:  To the payment of any and all sums expended by Beneficiary under the terms hereof, not then repaid with accrued interest at the rate provided for in the Notes or the maximum rate permitted by law.

THIRD:  To the payment of all other Secured Obligations.

FOURTH:  The remainder, if any, to the person or persons legally entitled thereto.

3.9                                 Waiver of Marshaling.  To the extent permitted by law, Grantor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness.

3.10                           Remedies Cumulative.  No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.  No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, the holder of the Notes, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine.  Any application of any amounts or any portion thereof held by Beneficiary at any time as additional security hereunder, whether pursuant to Article I or Article III hereof or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Grantor to Beneficiary hereunder or under the Notes, any Future Advances, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

ARTICLE IV
MISCELLANEOUS

4.1.                              Severability.  In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

4.2.                              Notices.  Any notice required or permitted to be given hereunder shall be deemed to be given when (i) hand delivered or (ii) one (1) business day after pickup by Emery Air Freight, Airborne, Federal Express, or similar overnight express service, or (iii) on the day of confirmation of receipt by telefacsimile (provided that a duplicate copy of the information sent by telefacsimile has also been mailed on the same day), in all cases addressed to the parties at their respective addresses referenced below:

If to Beneficiary:	The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60675 Attention: Ms. Erin G. Sullivan hone: (312) 557-7340 Fax: (312) 444-7028

With copy to:	Fischel & Kahn, Ltd. 190 South LaSalle Street Suite 2850 Chicago, Illinois 60675 Attention: Edward F. Dobbins, Esq. Phone: (312) 726-1440 (x230) Fax: (312) 726-1448

If to Grantor:	Energy Absorption Systems, Inc. 35 East Wacker Drive Suite 1100 Chicago, Illinois 60601 Attention: Daniel P. Gorey Phone: (312) 467-6755 Fax: (312) 467-1356

With a copy to:	Holland & Knight, LLP 131 South Dearborn Street 30th Floor Chicago, Illinois 60603 Attention: Anne Hamblin Phone: (312) 263-3600 Fax: (312) 578-6666

4.3.                              Grantor Not Released.  Extension of the time for payment or modification of the terms of payment of any sums secured by this Deed of Trust granted by Beneficiary to any successor in interest of Grantor shall not operate to release, in any manner, the liability of the original Grantor.  Beneficiary shall not be required to (i) commence proceedings against such successor or (i) refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Deed of Trust by reason of any demand made by the original Grantor.  Without affecting the liability of any person, including Grantor, for the payment of any indebtedness secured hereby, or the lien of this Deed of Trust on the remainder of the Mortgaged Property for the full amount of any such indebtedness and liability unpaid, Beneficiary and Trustee are respectively empowered as follows:  Beneficiary may from time to time and without notice (a) release any person liable for the payment of any of the indebtedness, (b) extend the time or otherwise alter the terms of payment of any of the indebtedness, (c) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security, or (d) alter, substitute or release any property securing the indebtedness; Trustee may, at any time, and from time to time, upon the written request of Beneficiary (a) consent to the making of any map or plat of the Mortgaged Property or any part thereof, (b) join in granting any easement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge hereof, or (d) reconvey, without any warranty, all or part of the Mortgaged Property.

4.4.                              Inspection.  Beneficiary or its representatives are hereby authorized to enter upon and inspect the Mortgaged Property at all reasonable times but with reasonable notice to Grantor (and in accordance with any applicable leases affecting the portion of the Mortgaged Property sought to be inspected, if applicable), except in the case of an emergency or if a default has occurred and is continuing in which case Beneficiary or its representatives are hereby authorized to enter upon and inspect the Mortgaged Property as Beneficiary deems necessary.

4.5.                              Indemnity.  Grantor hereby agrees to indemnify, defend, and hold harmless Beneficiary and its respective officers, directors, shareholders, partners, agents, successors and assigns (collectively, the “Indemnified Parties”), from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (“Liabilities”) (including, without limitation, attorneys’ fees and costs) which Beneficiary or any of the other Indemnified Parties may incur as a result of (i) being named as the Beneficiary hereunder, or (ii) in the exercising of Beneficiary’s rights hereunder, including, without limitation liabilities resulting from the negligence of Beneficiary, but excluding but excluding any Liabilities resulting from the gross negligence or misconduct of any of the Indemnified Parties.

4.6.                              Statute of Limitations.  The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the fullest extent permitted by law.

4.7.                              Interpretation.  Wherever used in this Deed of Trust, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word “Grantor” shall mean and include both Grantor and any subsequent owner or owners of the Mortgaged Property, and the word “Beneficiary” shall mean and include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the Notes secured hereby.  In this Deed of Trust whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural and conversely.  The captions and headings of the Articles and Sections of this Deed of Trust are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

4.8.                              Consent; Delegation to Sub-agents.  The granting or withholding of consent by Beneficiary to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.  Wherever a power of attorney is conferred upon Beneficiary hereunder, it is understood and agreed that such power is conferred with full power of substitution, and Beneficiary may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more sub-agents.

4.9.                              Successors and Assigns.  All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Grantor and the successors in trust of Trustee and the endorsees, transferees, successors and assigns of Beneficiary.  In the event Grantor is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein as well as the obligations arising therefrom are and shall be joint and several as to each such party.  Beneficiary shall have the right to assign its interest in the Notes and in this Deed of Trust without the consent of Grantor; provided, however, Beneficiary may not assign its rights or obligations under the Notes or this Deed of Trust.

4.10.                        Governing Law.  This Deed of Trust shall be governed by and construed under the laws of the State of Illinois without regard to conflicts or choice of law rules.

4.11.                        Substitution of Trustee.  Beneficiary may remove Trustee at any time or from time to time, with or without cause, and appoint a successor trustee, and upon such appointment, all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor.  Beneficiary shall have full power to appoint, at any time and without any formality other than by written instrument executed by Beneficiary, a substitute trustee, and, if desired by Beneficiary, several substitute trustees in succession, each of whom shall succeed to all the estate, rights, powers and duties of Trustee named herein, and no notice of such appointment need be given to Grantor or to any other person or filed for record in any public office.  Such appointment may be executed by Beneficiary or any agent of Beneficiary and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any executive officer of Beneficiary.  Neither Trustee nor any substitute trustee shall be liable to Grantor for any reason or under any theory, except for gross negligence, fraud or intentional misconduct done in bad faith, actually proved by Grantor.  Grantor agrees to indemnify, defend and hold harmless Trustee and any substitute trustee for any costs and expenses incurred by Trustee in the performance of its duties hereunder.

4.12.                        THE WRITTEN INSTRUMENTS AND OTHER DOCUMENTS EVIDENCING, RELATING TO AND SECURING THE SECURED OBLIGATIONS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.13.                        GRANTOR AND BENEFICIARY (BY ACCEPTANCE OF THIS DEED OF TRUST) MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY FOR ANY PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS DEED OF TRUST, IN THE INTEREST OF AVOIDING DELAYS AND EXPENSES ASSOCIATED WITH JURY TRIALS.

4.14.                        Time is of the essence in this Deed of Trust.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed and delivered by its duly authorized officer, as of the date first above written.

GRANTOR:

ENERGY ABSORPTION SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)

The undersigned, a notary public in and for said County and State, DOES HEREBY CERTIFY, that Daniel P. Gorey, the Vice President and Treasurer of ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument on behalf of said company, as his/her free and voluntary act and the voluntary act of said company, for the uses and purposes therein set forth.

GIVEN under my hand and seal this 10th day of September, 2004.

/s/ Eileen M. O’Connell
Notary Public

My commission expires:	July 13, 2007

Exhibit A
To Deed of Trust

Description of Land

PARCEL 1:

That portion of Section 9, Township 11 North, Range 6 East, M.D.B&M., included within the land shown and designated as Parcel D on Parcel Map No. 72210, filed for record in the office of the Recorder of Placer County, California, on August 26, 1977, in Book 10 of Parcel Maps, at Page 153, Placer County Records.

TOGETHER WITH a non-exclusive easement for roadway and public utility purposes, over, under and across a portion of Section 9, Township 11 North, Range 6 East, M.D.B&M., included within the land shown and designated as Area “K” of Parcel Map No. P-72210, filed in the office of the Placer County Recorder on August 26, 1977, in Book 10 of Parcel Maps, at Page 153.

ALSO TOGETHER WITH a non-exclusive easement for ingress and egress and construction of a road and public utilities over, under and across the following described property:

Beginning at the northwest corner of Parcel C on Parcel Map No. P-72210 filed for record in the office of the Recorder of Placer County, being in Section 9, Township 11 North, Range 6 East, M.D.B.&M., California, said Parcel Map No. P-72210 filed on August 26, 1977, in Book 10 of. Parcel Maps, at Page 153, Placer County Records; thence South 89°59’58” East along the North boundary of said Parcel C, 98.11 feet; thence in a southwesterly direction along the arc of a 155.00 foot radius curve to the right concave to the North, having a radius of 155.0 feet and a central angle of 39°16’05” (the long chord to which bears South 70°21’56” West 104.16 feet) an arc length of 106.23 feet to the West boundary of said Parcel C; North 00°00’02” East along the West boundary 35.00 feet to the point of beginning.

ALSO TOGETHER WITH a 10.00 foot wide non-exclusive storm drainage easement lying 5.00 feet on each side, of the following described centerline:

Commencing at the northeast corner Parcel C, located in Section 9, Township 11 North, Range 6 East, M.D.B.&M., as designated on Parcel Map P-72210, filed for record in the office of the Recorder of Placer County, California on August 26, 1977, in Book 10 of Parcel Maps, at Page 153, Placer County Records; thence North 89°59’58” West 140.00 feet to the point of beginning of the center line to be described; thence South 00°00’02” West 885.00 feet to the point of terminus of said centerline.

ALSO TOGETHER WITH a non-exclusive easement for storm water drainage and detention, the perimeter of which is more particular described as follows:

Beginning at the point of terminius of the above described centerline; thence South 89°59’58” East 5.00 feet; thence South 00°00’02, West 104.00 feet, thence North 89°59’58” West 5.00 feet; thence South 00°00’02” West 87.25 feet to a point on the South boundary of Parcel A as designated on aforementioned Parcel Map P-72210, Placer County Records, said point bears North 89°59’58” West 140.00 feet from the southeast corner of said Parcel A; thence North 89°59’58” West along said South boundary 33.00 feet; thence leaving said South boundary North 00°00’02” East 191.25 feet; thence South 89°59’58” East 33.00 feet to the point of beginning.

PARCEL 1-A:

The Easterly 140 feet of Parcel C as said Parcel is shown and designated on Parcel Map No. 72210, filed for record in the office of the Recorder of Placer County, California on August 26, 1977, in Book 10 of Parcel Maps, at Page 153, Placer County Records.

PARCEL 1-B:

The Easterly 140 feet of Parcels C and D as said Parcels are shown and designated on Parcel Map No. 73488, filed for record in the office of the Recorder of Placer County, California on May 14, 1980 in Book 16 of Parcel Maps, at Page 88, Placer County Records.

EXCEPTING THEREFROM Parcels 1, 1-A and 1-B hereinabove described, all oil, gas, minerals, hydrocarbon and kindred substances lying below a depth of 500 feet, as conveyed to National Resources Equities Corporation by deed recorded November 10, 1969 in Book 1269, Page 62, Placer County Records.

APN:	17-200-14-01, 17-200-13-01 ptn., 17-200-17-01 ptn., 17-200-18-01 ptn.

Address:	3617 Cincinnati Avenue
Rocklin, California 95767

NOTE:	Parcels 1, 1-A and 1-B together comprise but one parcel.

PENNSYLVANIA MORTGAGE

THIS INSTRUMENT PREPARED BY
AND AFTER RECORDING RETURN

TO:

Edward F. Dobbins

Fischel & Kahn, Ltd.

190 S. LaSalle Street

Suite 2850

Chicago, Illinois 60603

OPEN-END MORTGAGE

This Open-End Mortgage (“Mortgage”), made as of September 10, 2004, is made and executed by NU-METRICS, INC., a Pennsylvania corporation, having its principal offices at 35 East Wacker Drive, Chicago, Illinois 60601 (“Mortgagor”), in favor of THE NORTHERN TRUST COMPANY, an Illinois banking association, as Administrative Agent for itself and the other Lenders party to the Credit Agreement, as defined herein, having an office at 50 South LaSalle Street, Chicago, Illinois 60675 (“Bank”).

RECITALS

I.                                         The Bank and the Lenders, as herein defined, have made or may make loans to Mortgagor and may extend other financial accommodations to Quixote Corporation (the “Borrower”) in an aggregate principal amount of $58,000,000.00 (collectively, the “Loans”).  The Loans consist of (i) revolving loans (the “Revolving Loans”), the outstanding principal balance of which may increase or decrease from time to time, but at no time shall the outstanding principal balance of such Revolving Loan exceed $38,000,000.00 and (ii) term loans (the “Term Loans”) in the original principal sum of $20,000,000.00.  Certain repayment obligations of Mortgagor with respect to the Revolving Loans are evidenced by Borrower’s Revolving Notes, dated as of September 10, 2004, payable pro rata to the Lenders in the aggregate principal amount of $38,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Mortgage as the “Revolving Notes”).  Certain repayment obligations of Mortgagor with respect to the Term Loans are evidenced by the Borrower’s Term Notes dated May 16, 2003, payable pro rata to the Lenders in the aggregate principal amount of $20,000,000.00 (said notes, with all allonges, amendments, supplements, modifications and replacements thereof, being sometimes referred to in this Mortgage as the “Term Notes”.  The Revolving Notes and the Term Notes are sometimes referred to herein collectively as the “Notes.”  The terms of the Loans are governed by a certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the “First Amendment”) and by a Second Amendment, dated as of June 30, 2004 (the “Second Amendment”) and a Third Amendment, dated as of the date hereof (said Credit Agreement, together with all amendments, supplements, modifications and replacements thereof, being referred to in this Mortgage as the “Credit Agreement”), by and among the

Borrower, the Lenders party thereto (“Lenders”) and The Northern Trust Company as Administrative Agent for itself and the Lenders.  In connection with the Credit Agreement, the Mortgagor executed and delivered to the Administrative Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, Second Amendment and Third Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the “Subsidiary Guaranty”).  The terms and provisions of the Notes and the Credit Agreement are hereby incorporated by reference in this Mortgage.  Capitalized terms not otherwise defined in this Mortgage shall have the meaning ascribed to them in the Credit Agreement.

II.                                     This Mortgage is given to secure one or more Term Loans, Revolving Loans and Reimbursement Obligations and secures not only present indebtedness but also future advances, whether such future advances are obligatory or are to be made at the option of Lenders, or otherwise as are to be made within twenty (20) years of the date hereof.  The amount of indebtedness secured hereby may increase or decrease from time to time; provided, however the principal amount of such indebtedness shall not at one time exceed the amount of $58,000,000 plus interest thereon, and other costs, amounts and disbursements as provided herein and in the other Loan Documents (hereinafter defined).

GRANTING CLAUSES

To secure (i) the payment of the indebtedness evidenced by the Notes, (ii) the payment and satisfaction of the Obligations (defined in the Credit Agreement) and (iii) the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Mortgage, the Notes, the Credit Agreement, the Subsidiary Guaranty, any and all other mortgages, security agreements, pledge agreements, assignments of leases and rents, guaranties, letters of credit and any other documents and instruments now or hereafter executed by Mortgagor or any party related thereto or affiliated therewith to evidence, secure or guarantee the payment of all or any portion of the indebtedness under the Notes and any and all renewals, extensions, amendments and replacements of this Mortgage, the Notes, the Credit Agreement, the Subsidiary Guaranty and any such other documents and instruments (the Notes, the Credit Agreement, this Mortgage, the Subsidiary Guaranty, such other mortgages, security agreements, pledge agreements, assignments of leases and rents, guaranties, letters of credit, and any other documents and instruments now or hereafter executed and delivered in connection with the Loan, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the “Loan Documents” and individually as a “Loan Document”) and to secure the payment of any and all other indebtedness and obligations of Mortgagor or any party related thereto or affiliated therewith to Bank, whether now existing or hereafter created, absolute or contingent, direct or indirect, liquidated or unliquidated, or otherwise (all indebtedness and liabilities secured hereby, subject to the limitation hereinafter set forth, being hereinafter sometimes referred to as “Borrower’s Liabilities,” provided that Borrower’s Liabilities shall, in no event, exceed $58,000,000), Mortgagor has granted, conveyed, aliened, enfeoffed, released, confirmed and mortgaged, and by these presents does hereby grant, convey, alien, enfeoff, release, confirm and mortgage unto Bank the following described property subject to the terms and conditions herein:

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(A)                              The land located in Fayette County, Pennsylvania, legally described in attached Exhibit A (“Land”);

(B)                                All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together will all extensions, additions, improvements, substitutions and replacements of the foregoing (“Improvements”);

(C)                                All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired (“Appurtenances”);

(D)                               (i)                                     All judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

(ii)                                  All compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof, (b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof; and, except as otherwise provided herein, Bank is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby; and

(iii)                               All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

(E)                                 All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the “Rents”); it being intended that this Granting Clause shall constitute an absolute and present assignment of the Rents, subject, however, to the conditional permission given to Mortgagor to collect and use the Rents as provided in this Mortgage;

(F)                                 Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Mortgagor which contain evidence of payments made under the leases and all security given therefor (collectively, the “Leases”), subject, however, to the conditional permission given in this

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Mortgage to Mortgagor to collect the Rents arising under the Leases as provided in this Mortgage;

(G)                                Any and all after-acquired right, title or interest of Mortgagor in and to any of the property described in the preceding Granting Clauses; and

(H)                               The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;

All of the mortgaged property described in the Granting Clauses, together with all real and personal, tangible and intangible property pledged in, or to which a security interest attaches pursuant to, any of the Loan Documents is sometimes referred to collectively as the “Mortgaged Property.”  The Rents and Leases are pledged on a parity with the Land and Improvements and not secondarily.

ARTICLE I
COVENANTS OF MORTGAGOR

Mortgagor covenants and agrees with Bank as follows:

1.1.                              Performance under Notes, Mortgage and Other Loan Documents.  Mortgagor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Credit Agreement and of the Notes, every other Loan Instrument and every instrument evidencing or securing Borrower’s Liabilities.

1.2.                              General Covenants and Representations.  Mortgagor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) Mortgagor is seized of an indefeasible estate in fee simple in that portion of the Mortgaged Property which is real property, and has good and absolute title to it and the balance of the Mortgaged Property free and clear of all liens, security interests, charges and encumbrances whatsoever except for Permitted Liens (defined in the Credit Agreement); (b) Mortgagor has good right, full power and lawful authority to mortgage and pledge the Mortgaged Property as provided herein; (c) upon the occurrence of an Event of Default (hereinafter defined), Bank may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Mortgaged Property in accordance with the terms hereof; and (d) Mortgagor will maintain and preserve the lien of this Mortgage as a first and paramount lien on the Mortgaged Property subject only to the Permitted Liens until Borrower’s Liabilities have been paid in full.

1.3.                              Compliance with Laws and Other Restrictions. Mortgagor covenants and represents that the Land and the Improvements and the use thereof presently comply in all material respects with, and will during the full term of this Mortgage continue to comply in all material respects with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations.

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1.4.                              Taxes and Other Charges.

1.4.1.                     Taxes and Assessments.  Mortgagor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or Borrower’s Liabilities or upon or against the interest of Bank in the Mortgaged Property, as well as all taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon or in respect of the Mortgaged Property or any part thereof; provided, however, that Mortgagor may in good faith contest the validity, applicability or amount of any asserted tax, assessment or other charge in accordance with the provisions set forth in the Credit Agreement regarding the contest of taxes.  Upon Bank’s request, Mortgagor will promptly file, if it has not theretofore filed, such petition, application or other instrument as is necessary to cause the Land and Improvements to be taxed as a separate parcel or parcels which include no property not a part of the Mortgaged Property.

1.4.2.                     Taxes Affecting Bank’s Interest.  If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Bank a tax by reason of its ownership of any or all of the Loan Documents or measured by the principal amount of the Notes, requires or has the practical effect of requiring Bank to pay any portion of the real estate taxes levied in respect of the Mortgaged Property to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of Bank in respect of the Notes, this Mortgage or the other Loan Documents, Borrower’s Liabilities and all interest accrued thereon shall, upon thirty (30) days’ notice, become due and payable forthwith at the option of Bank, whether or not there shall have occurred an Event of Default, provided, however, that, if Mortgagor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Bank and does pay such taxes or other sums when due, Bank may not elect to declare due Borrower’s Liabilities by reason of the provisions of this Section 1.4.2.

1.4.3                        Tax Escrow.  If directed by Bank in writing, Mortgagor shall, in order to secure the performance and discharge of Mortgagor’s obligations under this Section 1.4, but not in lieu of such obligations, deposit with Bank on the first day of each calendar month throughout the term of the Loan, deposits, in amounts set by Bank from time to time by written notice to Mortgagor, in order to accumulate funds sufficient to permit Bank to pay all annual ad valorem taxes, assessments and charges of the nature described in Section 1.4.1 at least thirty (30) days prior to the date or dates on which they shall become delinquent.  The taxes, assessments and charges for purposes of this Section 1.4.3 shall, if Bank so elects, include, without limitation, water and sewer rents. Mortgagor shall procure and deliver to Bank when issued all statements or bills for such obligations.  Upon demand by Bank, Mortgagor shall deliver to Bank such additional monies as are required to satisfy any deficiencies in the amounts necessary to enable Bank to pay such taxes, assessments and similar charges thirty (30) days prior to the date they

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become delinquent.  Bank shall pay such taxes, assessments and other charges as they become due to the extent of the funds on deposit with Bank from time to time and provided Mortgagor has delivered to Bank the statements or bills therefor. In making any such payments, Bank shall be entitled to rely on any bill issued in respect of any such taxes, assessments or charges without inquiry into the validity, propriety or amount thereof and whether delivered to Bank by Mortgagor or otherwise obtained by Bank. Any deposits received pursuant to this Section 1.4.3 shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Bank and Bank shall have no obligation to pay interest on amounts deposited with Bank pursuant to this Section 1.4.3.  If any Event of Default occurs, any part or all of the amounts then on deposit or thereafter deposited with Bank under this Section 1.4.3 may at Bank’s option be applied to payment of Borrower’s Liabilities in such order as Bank may determine.

1.4.4.                     No Credit Against the Indebtedness Secured Hereby. Mortgagor shall not claim, demand or be entitled to receive any credit against the principal or interest payable under the terms of the Notes or the Credit Agreement or on any of Borrower’s Liabilities for any of the taxes, assessments or similar impositions assessed against the Mortgaged Property or any part thereof or that are applicable to Borrower’s Liabilities or to Bank’s interest in the Mortgaged Property.

1.5.                              Mechanic’s and Other Liens.  Mortgagor shall not permit or suffer any mechanic’s, laborer’s, materialman’s, statutory or other lien or encumbrance, other than Permitted Liens, to be created upon or against the Mortgaged Property, provided, however, that Mortgagor may in good faith, by appropriate proceeding, contest the validity, applicability or amount of any asserted lien in accordance with the applicable provisions of the Credit Agreement, if any.  Mortgagor shall pay the disputed amount and all interest and penalties due in respect thereof on or before the date any adjudication of the validity or amount thereof becomes final and, in any event, no less than thirty (30) days prior to any foreclosure sale of the Mortgaged Property or the exercise of any other remedy by such claimant against the Mortgaged Property.

1.6.                              Insurance and Condemnation.

1.6.1.                     Hazard Insurance.  Mortgagor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Bank, until Borrower’s Liabilities are paid in full, policies of hazard insurance in an amount which shall be not less than 100% of the full insurable replacement cost of the Mortgaged Property (other than the Land) insuring, on a replacement cost basis, the Mortgaged Property against loss or damage on a “special cause of loss” form, such insurable hazards, casualties and contingencies as are included therein and otherwise as Bank may require, including without limitation fire, windstorm, rainstorm, vandalism, earthquake and, if all or any part of the Mortgaged Property shall at any time be located within an area identified by the government of the United States or any agency thereof as having special flood hazards and for which flood insurance is available, flood. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof.  The form of such policies and the companies issuing them shall be acceptable to Bank. If any such policy shall contain a co-insurance clause it shall also contain an agreed amount or stipulated value endorsement.  All such policies and renewals thereof shall be held by Bank and shall contain a “Bank’s loss payable” clause making losses payable to Bank. Losses shall not be payable to any other party

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without Bank’s prior written consent.  In the event of loss, Mortgagor will give immediate written notice to Bank and Bank may make proof of loss if not made promptly by Mortgagor (for which purpose Mortgagor hereby irrevocably appoints Bank as its attorney-in-fact). In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in full or partial satisfaction of Borrower’s Liabilities, all right, title and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee. All such policies shall provide that they shall not be modified, cancelled or terminated without at least thirty (30) days’ prior written notice to Bank from the insurer.

1.6.2.                     Other Insurance.  Mortgagor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of, Bank, until Borrower’s Liabilities are paid in full, such other policies of insurance as may be required by the terms of the Credit Agreement.

1.6.3.                     Adjustment of Loss.  Except as permitted by the Credit Agreement, Bank is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies covering the Mortgaged Property and to collect and receive the proceeds from any such policy or policies (which proceeds shall be disposed of in the manner provided in Section 1.6.5). Mortgagor hereby irrevocably appoints Bank as its attorney-in-fact for the purposes set forth in the preceding sentence.  Each insurance company is hereby authorized and directed to make payment of 100% of all such losses directly to Bank alone.  After deducting from such insurance proceeds any expenses incurred by Bank in the collection and settlement thereof, including without limitation attorneys’ and adjusters’ fees and charges, Bank shall apply the net proceeds as provided in Section 1.6.5.

1.6.4.                     Condemnation Awards.  Bank shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Mortgaged Property or any part thereof, (ii) damage to the Mortgaged Property by reason of the taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Mortgaged Property.  Bank is hereby authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor’s name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith.  Mortgagor hereby irrevocably appoints Bank as its attorney-in-fact for the purposes set forth in the preceding sentence.  Bank after deducting from such compensation, awards, damages, claims, rights of action and proceeds all its expenses, including attorneys’ fees, may apply such net proceeds (except as otherwise provided in Section 1.6.5 of this Mortgage) to payment of Borrower’s Liabilities in such order and manner as Bank may elect.  Mortgagor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action and proceeds as Bank may require.

1.6.5.                     Repair; Proceeds of Casualty Insurance and Eminent Domain.  If all or any part of the Mortgaged Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.6.4, Mortgagor shall promptly and with all due diligence restore and repair the Mortgaged Property whether or not the proceeds, award or other compensation are sufficient to pay the cost of such restoration or repair.  Unless the Credit Agreement expressly

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provides that such proceeds, award or other compensation shall be used for another purpose, the entire amount of such proceeds, award or compensation shall be applied to Borrower’s Liabilities in such order and manner as Bank may elect.  To the extent expressly provided by the Credit Agreement, such proceeds, award or other compensation shall be made available to Mortgagor, on such terms and conditions as Bank may impose, for the purpose of financing the cost of restoration or repair with any excess to be applied to Borrower’s Liabilities.  Notwithstanding any other provision of this Section 1.6.5, if an Event of Default shall be existing at the time of such casualty, taking or other event or if an Event of Default occurs thereafter, Bank shall have the right to immediately apply all insurance proceeds, awards or compensation to the payment of Borrower’s Liabilities in such order and manner as Bank may determine.

1.6.6.                     Renewal of Policies.  At least twenty (20) days prior to the expiration date of any policy evidencing insurance required under this Section 1.6, a renewal thereof satisfactory to Bank shall be delivered to Bank or substitution therefor, together with receipts or other evidence of the payment of any premiums then due on such renewal policy or substitute policy.

1.6.7.                     Insurance Escrow.  If directed by Bank in writing, Mortgagor shall, in order to secure the performance and discharge of Mortgagor’s obligations under this Section 1.6, but not in lieu of such obligations, deposit with Bank on the first day of each calendar month throughout the term of the Loan, a sum in an amount determined by Bank from time to time by written notice to Mortgagor, in order to accumulate funds sufficient to permit Bank to pay all premiums payable in connection with the insurance required hereunder at least thirty (30) days prior to the date or dates on which they shall become due.  Upon demand by Bank, Mortgagor shall deliver to Bank such additional monies as are required to satisfy any deficiencies in the amounts necessary to enable Bank to pay such premiums thirty (30) days prior to the date they shall become due.

1.7.                              Non-Impairment of Bank’s Rights.  Nothing contained in this Mortgage shall be deemed to limit or otherwise affect any right or remedy of Bank under any provision of this Mortgage or of any statute or rule of law to pay and, upon Mortgagor’s failure to pay the same, Bank may pay any amount required to be paid by Mortgagor under Sections 1.4, 1.5 and 1.6.  Mortgagor shall pay to Bank on demand the amount so paid by Bank together with interest at the rate payable under the Credit Agreement after an “Event of Default” as such term is defined in the Credit Agreement (the “Default Rate”) and the amount so paid by Bank together with interest, shall be added to Borrower’s Liabilities.

1.8.                              Care of the Mortgaged Property.

(a)                                  Mortgagor shall preserve and maintain the Mortgaged Property in good and first class condition and repair. Mortgagor shall not, without the prior written consent of Bank, permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof.

(b)                                 Except as otherwise provided in the Credit Agreement or this Mortgage, no new improvements shall be constructed on the Mortgaged Property and no part of the

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Mortgaged Property shall be removed, demolished or altered in any material manner without the prior written consent of Bank.

1.9.                              Transfer or Encumbrance of the Mortgaged Property. Except as permitted by the Credit Agreement, Mortgagor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease (other than leases made in accordance with the provisions of this Mortgage) or encumbrance of, or any contract for any of the foregoing on an installment basis or otherwise pertaining to, the Mortgaged Property, any part thereof, any interest therein, the beneficial interest in Mortgagor, any interest in the beneficial interest in Mortgagor or in any trust holding title to the Mortgaged Property, or any interest in a corporation, partnership or other entity which owns all or part of the Mortgaged Property or such beneficial interest, whether by operation of law or otherwise, without the prior written consent of Bank having been obtained.

1.10.                        Further Assurances.  At any time and from time to time, upon Bank’s request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Bank, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed desirable by Bank, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as Bank may consider necessary or desirable in order to effectuate or perfect, or to continue and preserve the obligations under, this Mortgage.

1.11.                        Assignment of Rents.

The assignment of rents, income and other benefits contained in Section (E) of the Granting Clauses of this Mortgage shall be fully operative without any further action on the part of either party, and, specifically, Bank shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Mortgaged Property, whether or not Bank takes possession of such property.  Such assignment and grant shall continue in effect until Borrower’s Liabilities are paid in full, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Mortgaged Property by Bank pursuant to such grant, whether or not foreclosure proceedings have been instituted.  Notwithstanding the foregoing, so long as no Event of Default has occurred or is continuing, Mortgagor shall have the right and authority to continue to collect the rents, income and other benefits from the Mortgaged Property as they become due and payable but not more than thirty (30) days prior to the due date thereof.

1.12.                        After-Acquired Property.  To the extent permitted by, and subject to, applicable law, the lien of this Mortgage shall automatically attach, without further act, to all property hereafter acquired by Mortgagor located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Mortgaged Property or any part thereof.

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1.13.                        Leases Affecting Mortgaged Property.

Mortgagor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof.  The assignment contained in Section (E) of the Granting Clauses shall not be deemed to impose upon Bank any of the obligations or duties of the landlord or Mortgagor provided in any lease.

1.14.                        Management of Mortgaged Property.  Mortgagor shall cause the Mortgaged Property to be managed at all times in accordance with sound business practice.

1.15.                        Execution of Leases.  Mortgagor shall not permit any leases to be made of the Mortgaged Property, or to be modified, terminated, extended or renewed, without the prior written consent of Bank.

1.16.                        Expenses.  Without limitation of any obligation of Mortgagor set forth in the Credit Agreement, Mortgagor shall pay when due and payable, and otherwise on demand made by Bank, all appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title insurance fees, escrow fees, attorneys’ fees, court costs, documentary and expert evidence, fees of inspecting architects and engineers, and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Bank in connection with this Mortgage or the administration and enforcement of any term or provision of this Mortgage.  If Mortgagor fails to pay said costs and expenses as above provided, Bank may elect, but shall not be obligated, to pay the costs and expenses described in this Section 1.16, and if Bank does so elect, then Mortgagor will, upon demand by Bank, reimburse Bank for all such expenses which have been or shall be paid or incurred by it.  The amounts paid by Bank shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower’s Liabilities, shall be immediately due and payable and shall be secured by the lien of this Mortgage and the other Loan Documents.  In the event of foreclosure hereof, Bank shall be entitled to add to the indebtedness found to be due by the court a reasonable estimate of such expenses to be incurred after entry of the decree of foreclosure.

To the extent permitted by law, Mortgagor agrees to hold harmless Bank against and from, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including without limitation attorneys’ fees, which may be imposed upon, asserted against, or incurred or paid by it by reason of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever, or asserted against it on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Mortgaged Property, this Mortgage, the other Loan Documents, any of the indebtedness evidenced by the Notes or any of Borrower’s Liabilities.

1.17.                        Bank’s Performance of Mortgagor’s Obligations.  If Mortgagor fails to pay any tax, assessment, encumbrance or other imposition, or to furnish insurance hereunder, or to perform any other covenant, condition or term in this Mortgage, the Notes, the Credit Agreement or any other Loan Instrument, Bank may, but shall not be obligated to, pay, obtain or perform the same. All payments made, whether such payments are regular or accelerated payments, and costs

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and expenses incurred or paid by Bank in connection therewith shall be due and payable immediately.  The amounts so incurred or paid by Bank shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower’s Liabilities and secured by the lien of this Mortgage and the other Loan Documents. Bank is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any covenant, condition or term that Mortgagor has failed to perform or observe, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Performance or payment by Bank of any obligation of Mortgagor shall not relieve Mortgagor of such obligation or of the consequences of having failed to perform or pay the same and shall not effect the cure of any Event of Default.

1.18.                        Payment of Superior Liens.  To the extent that Bank, after the date hereof, pays any sum due under any provision of law or instrument or document creating any lien superior or equal in priority in whole or in part to the lien of this Mortgage, Bank shall have and be entitled to a lien on the premises equal in parity with that discharged, and Bank shall be subrogated to and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit Bank to secure the Notes, the Credit Agreement and all obligations and liabilities secured hereby.  Bank shall be subrogated, notwithstanding their release of record, to mortgages, trust deeds, superior titles, vendors’ liens, mechanics’ and materialmen’s liens, charges, encumbrances, rights and equities on the Mortgaged Property to the extent that any obligation under any thereof is paid or discharged with proceeds of disbursements or advances under the Notes or other indebtedness secured hereby.

1.19.                        Use of the Mortgaged Property.  Mortgagor shall not suffer or permit the Mortgaged Property, or any portion thereof, to be used for any purpose other than for the purposes for which it is currently being used and, without limitation of the foregoing, Mortgagor shall not use or permit the use of the Mortgaged Property or any portion thereof for any unlawful purpose.

ARTICLE II
DEFAULTS

2.1                                 Event of Default.  The term “Event of Default,” wherever used in this Mortgage, shall mean any one or more of the following events:

(a)                                  The failure by Mortgagor:  (i) to pay or deposit when due any deposit for taxes and assessments due hereunder or any other sums to be paid by Mortgagor hereunder; or (ii) to keep, perform, or observe any covenant, condition or agreement contained in Sections 1.4.1, 1.6.1, 1.6.2, 1.9 or 1.19 hereof; or (iii) to keep, perform or observe any other covenant, condition or agreement on the part of Mortgagor in this Mortgage.

(b)                                 The occurrence of an “Event of Default” under and as defined in the Credit Agreement, the Subsidiary Guaranty or any of the other Loan Documents.

(c)                                  The untruth of any warranty or representation made herein.

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(d)                                 An uninsured loss, damage, destruction or taking by eminent domain or other condemnation proceedings of any part of the Mortgaged Property.

(e)                                  The receipt by Bank of written notice from any mortgagor, any guarantor or surety of Mortgagor’s obligations or any other party, purportedly sent to terminate, limit or restrict future advances, whether or not such notice is sent pursuant to the provisions of 42 PA.C.S.A. Sections 8143(B) or 8143(C) and whether or not such notice is effective thereunder.

ARTICLE III
REMEDIES

3.1                                 Acceleration of Maturity.  If an Event of Default shall have occurred, Bank may declare Borrower’s Liabilities to be immediately due and payable, and upon such declaration Borrower’s Liabilities shall immediately become and be due and payable without further demand or notice.  The foregoing shall not be in limitation of any provision contained in any other Loan Instrument, including without limitation any such provision pursuant to which Borrower’s Liabilities become immediately due and payable without action or election by Bank.

3.2                                 Bank’s Power of Enforcement.  If an Event of Default shall have occurred, Bank may, either with or without entry or taking possession as provided in this Mortgage or otherwise, and without regard to whether or not Borrower’s Liabilities shall have been accelerated, and without prejudice to the right of Bank thereafter to bring an action of foreclosure or any other action for any default existing at the time such earlier action was commenced or arising thereafter, proceed by any appropriate action or proceeding:  (a) to enforce payment of the Notes and/or any other of Borrower’s Liabilities or the performance of any term hereof or any of the other Loan Documents; (b) to foreclose this Mortgage and to have sold, as an entirety or in separate lots or parcels, the Mortgaged Property; and (c) to pursue any other remedy available to it. Bank may take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Bank may determine.  Without limitation of the foregoing, if an Event of Default shall have occurred, as an alternative to the right of foreclosure for the full indebtedness evidenced by the Notes and the interest accrued thereon and any other Borrower’s Liabilities, after acceleration thereof, Bank shall have the right to institute partial foreclosure proceedings with respect to the portion of Borrower’s Liabilities so in default, as if under a full foreclosure, and without declaring all of Borrower’s Liabilities to be immediately due and payable (such proceedings being referred to herein as “partial foreclosure”), and provided that, if Bank has not elected to accelerate all of Borrower’s Liabilities and a foreclosure sale is made because of default in payment of only a part of Borrower’s Liabilities, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of Borrower’s Liabilities.  Any sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured portion of Borrower’s Liabilities, but as to such unmatured portion, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made.  Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Bank may elect, at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate Borrower’s Liabilities by reason of any Event of Default upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. Bank may proceed with one or more

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partial foreclosures without exhausting its right to proceed with a full or partial foreclosure sale for any unmatured portion of Borrower’s Liabilities, it being the purpose to permit, from time to time a partial foreclosure sale for any matured portion of Borrower’s Liabilities without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any partial foreclosure in respect of any other portion of Borrower’s Liabilities, whether matured at the time or subsequently maturing, and without exhausting at any time the right of acceleration and the right to proceed with a full foreclosure.

3.3                                 Bank’s Right to Enter and Take Possession, Operate and Apply Income.

(a)                                  If an Event of Default shall have occurred, (i) Mortgagor, upon demand of Bank, shall forthwith surrender to Bank the actual possession of the Mortgaged Property, and to the extent permitted by law, Bank itself, or by such officers or agents as it may appoint, is hereby expressly authorized to enter and take possession of all or any portion of the Mortgaged Property and may exclude Mortgagor and its agents and employees wholly therefrom.

(b)                                 If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Bank’s demand, Bank may obtain a judgment or decree conferring on Bank the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Mortgaged Property to Bank, to the entry of which judgment or decree Mortgagor hereby specifically consents.  Mortgagor shall pay to Bank, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Bank, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

(c)                                  Upon every such entering upon or taking of possession, Bank, to the extent permitted by law, may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof.

(d)                                 For the purpose of obtaining possession of the Mortgaged Property in the Event of Default hereunder or under the Credit Agreement and the Notes, Mortgagor hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor and all persons claiming under or through Mortgagor, to sign an agreement for entering in any competent court an action in ejectment for possession of the Mortgaged Property and to appear for and confess judgment against Mortgagor, and against all persons claiming under or through Mortgagor, in favor of Bank, for recovery by Bank of possession thereof, for which this Mortgage, or a copy thereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the Mortgaged Property, without any prior writ or proceeding whatsoever and without any stay of execution.  If for any reason after such action has been commenced it shall be discontinued, or possession of the Mortgaged Property shall remain in or be restored to Mortgagor, Bank shall have the right for the same default or any subsequent default to bring one or more further actions as above provided to recover possession of the Mortgaged Property.  Bank may bring an action in ejectment and confess judgment therein before or after the institution of proceedings to foreclose this Mortgage or to enforce the Credit Agreement and the Notes, or after entry of judgment therein or on the Credit Agreement and the Notes, or after a

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Sheriff’s sale of the Mortgaged Property in which Bank is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for obtaining possession and confession of judgment therein is an essential part of the remedies for enforcement of the Mortgage, the Credit Agreement and the Notes, and shall survive any execution sale to Bank.

3.4.                              Leases.  Bank is authorized to foreclose this Mortgage subject to the rights, if any, of any or all tenants of the Mortgaged Property, even if the rights of any such tenants are or would be subordinate to the lien of this Mortgage. Bank may elect to foreclose the rights of some subordinate tenants while foreclosing subject to the rights of other subordinate tenants.

3.5.                              Purchase by Bank.  Upon any foreclosure sale, Bank may bid for and purchase all or any portion of the Mortgaged Property and, upon compliance with the terms of the sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

3.6.                              Application of Foreclosure Sale Proceeds.  The proceeds of any foreclosure sale of the Mortgaged Property or any part thereof received by Bank shall be applied by Bank to the indebtedness secured hereby in such order and manner as Bank may elect.

3.7                                 Application of Indebtedness Toward Purchase Price. Upon any foreclosure sale, Bank may apply any or all of the indebtedness and other sums due to Bank under the Notes, this Mortgage or any other Loan Instrument to the price paid by Bank at the foreclosure sale.

3.8.                              Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws.  Mortgagor hereby waives any and all rights of redemption.  Mortgagor further agrees, to the full extent permitted by law, that in case of an Event of Default, neither Mortgagor nor anyone claiming through or under it will set up, claim or seek to take advantage of any reinstatement, appraisement, valuation, stay or extension laws now or hereafter in force, or take any other action which would prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat.  Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Bank or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

3.9.                              Receiver - Bank in Possession.  If an Event of Default shall have occurred, Bank, to the extent permitted by law and without regard to the value of the Mortgaged Property or the adequacy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right and without any additional showing or proof, at Bank’s election, to either the appointment by the court of a receiver (without the necessity of Bank posting a bond) to enter upon and take possession of the Mortgaged Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct or to be placed by the court into

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possession of the Mortgaged Property as mortgagee in possession with the same power herein granted to a receiver and with all other rights and privileges of a mortgagee in possession under law.  The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof.  Bank shall be liable to account only for such rents, income and other benefits actually received by Bank, whether received pursuant to this Section 3.9 or Section 3.3. Notwithstanding the appointment of any receiver or other custodian, Bank shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to Bank.

3.10.                        Mortgagor to Pay Borrower’s Liabilities in Event of Default; Application of Monies by Bank.

(a)                                  Upon occurrence of an Event of Default, Bank shall be entitled to sue for and to recover judgment against Mortgagor for Borrower’s Liabilities due and unpaid together with costs and expenses, including, without limitation, the reasonable compensation, expenses and disbursements of Bank’s agents, attorneys and other representatives, to the fullest extent as permitted under applicable law, either before, after or during the pendency of any proceedings for the enforcement of this Mortgage; and the right of Bank to recover such judgment shall not be affected by any taking of possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

(b)                                 In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of Borrower’s Liabilities, Bank shall be entitled to enforce all other rights and remedies under the Loan Documents.

(c)                                  Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any judgment by Bank under any of the Loan Documents, and no attachment or levy of execution upon any of the Mortgaged Property or any other property of Mortgagor, shall (except as otherwise provided by law) in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any lien, rights, powers or remedies of Bank hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before until Borrower’s Liabilities are paid in full.

(d)                                 Any monies collected or received by Bank under this Section 3.10 shall be applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Bank, and the balance remaining shall be applied to the payment of Borrower’s Liabilities, in such order and manner as Bank may elect, and any surplus, after payment of all Borrower’s Liabilities, shall be paid to Mortgagor.

3.11.                        Remedies Cumulative.  No right, power or remedy conferred upon or reserved to Bank by the Notes, the Credit Agreement, this Mortgage or any other Loan Instrument or any instrument evidencing or securing Borrower’s Liabilities is exclusive of any other right,

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power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Notes or any other Loan Instrument or any instrument evidencing or securing Borrower’s Liabilities, or now or hereafter existing at law, in equity or by statute.

ARTICLE IV
MISCELLANEOUS PROVISIONS

4.1.                              Heirs, Successors and Assigns Included in Parties. Whenever Mortgagor or Bank is named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Mortgage shall bind the successors and assigns of Mortgagor, including any subsequent owner of all or any part of the Mortgaged Property and inure to the benefit of the successors and assigns of Bank.  This Section 4.1 shall not be construed to permit an assignment, transfer, conveyance, encumbrance or other disposition otherwise prohibited by this Mortgage.

4.2.                              Notices.

(a)                                  All notices, requests, reports demands or other instruments required or contemplated to be given or furnished under this Mortgage to Mortgagor or Bank shall be directed to Mortgagor or Bank, as the case may be, in the manner set forth in the Credit Agreement at the following addresses:

If to Bank:	The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675
Attention: Erin G. Sullivan

If to Mortgagor:	c/o Quixote Corporation
35 East Wacker Drive
Chicago, Illinois 60601
Attention: Daniel P. Gorey

4.3.                              Headings.  The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

4.4                                 Invalid Provisions.  In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

4.5                                 Changes.  Neither this Mortgage nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an

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instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Mortgagor and Bank relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.  Any holder of a lien or encumbrance junior to the lien of this Mortgage shall take its lien subject to the right of Bank to amend, modify or supplement this Mortgage, the Notes, the Credit Agreement or any of the other Loan Documents, to extend the maturity of Borrower’s Liabilities or any portion thereof, to vary the rate of interest chargeable under the Notes and/or the Credit Agreement and to increase the amount of the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

4.6                                 Governing Law.  This Mortgage shall be construed, interpreted, enforced and governed by and in accordance with the laws of the Commonwealth of Pennsylvania.

4.7.                              Required Notices.  Mortgagor shall notify Bank promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to the violation of any rule, regulation, law or ordinance, the enforcement of which would materially and adversely affect the Mortgaged Property; (ii) material default by any tenant in the performance of its obligations under any lease of all or any portion of the Mortgaged Property or receipt of any notice from any such tenant claiming that a default by landlord in the performance of its obligations under any such lease has occurred; or (iii) commencement of any judicial or administrative proceedings by or against or otherwise adversely affecting Mortgagor or the Mortgaged Property.  Mortgagor agrees that any notice given by Mortgagor purportedly pursuant to 42PA. C.S.A. §8143 shall be given by registered or certified mail, return receipt requested, to the address of Bank specified on page 1 of this Mortgage and only to that address, and such notice shall be deemed to have been received no earlier than the date actually and physically received at the address on page 1.

4.8                                 Future Advances.  This Mortgage is given to secure not only existing indebtedness, but also future advances (whether such advances are obligatory or are to be made at the option of Bank, or otherwise) made by Bank under the Notes or the Credit Agreement, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but all indebtedness secured hereby shall, in no event, exceed $58,000,000.

4.9                                 Release.  Upon full payment and satisfaction of Borrower’s Liabilities, Bank shall issue to Mortgagor an appropriate release deed in recordable form.

4.10                           Attorneys’ Fees.  Whenever reference is made herein to the payment or reimbursement of attorneys’ fees, such fees shall be deemed to include compensation to staff counsel, if any, of Bank in addition to the fees of any other attorneys engaged by Bank.

4.11                           Compliance with Mortgage Foreclosure Law. In the event that any provision in this Mortgage shall be inconsistent with any provision of applicable statutory provisions governing the creation, perfection or enforcement of mortgages, such provisions shall

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take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with applicable law.  If any provision of this Mortgage shall grant to Bank any rights or remedies upon default of Mortgagor which are more limited than the rights that would otherwise be vested in Bank under applicable law, Bank shall be vested with such rights to the full extent permitted by law.

4.12                           Credit Agreement.  The Loan is governed by terms and provisions set forth in the Credit Agreement and in the event of any conflict between the terms of this Mortgage and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

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IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

NU-METRICS, INC., a Pennsylvania corporation

By:	/s/ Daniel P. Gorey
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer

By:	/s/ Joan R. Riley
Name:	Joan R. Riley
Title:	Secretary

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ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)

I, Eileen M. O’Connell, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT Daniel P. Gorey and Joan R. Riley of Nu-Metrics, Inc., personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President/Treasurer and Secretary appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation; and the said Joan R. Riley acknowledged that she, as custodian of the corporate seal of said corporation, did affix said corporate seal to said instrument as her own free and voluntary act and as the free and voluntary act of said corporation for said uses and purposes.

GIVEN under my hand and notarial seal this 10th day of September, 2004.

/s/ Eileen M. O’Connell
Notary Public

My Commission Expires:

July 13, 2007

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EXHIBIT A

Legal Description

ALL those two certain pieces, parcels, or tracts of land situate in North Union Township, Fayette County, Pennsylvania, known as Lot Nos. 4 and 4A in Plat No. 3 of the Greater Uniontown Industrial Fund Subdivision of Industrial Park No. 2, the plan whereof is recorded in the office of the Recorder of Deeds for Fayette County, Pennsylvania, in Plan Book No. 46, page 20, and more particularly together bounded and described as follows:

[BEGINNING at an iron pin on the Southern line of a 50 foot public road known as Commerce Drive at the Northwestern corner of Lot No. 3 in Plat No. 2 of the Greater Uniontown Industrial Fund Subdivision of Industrial Park No. 2, the plan whereof is recorded in the office of the Recorder of Deeds for Fayette County, Pennsylvania, in Plan Book No. 44, page 21; thence along the Western line of said Lot No. 3, South 21° 28’ 00” West, a distance of 260.00 feet to an iron pin on line of land now or formerly of Brier Hill Steel Co., Inc.; thence by line of land now or formerly of said Brier Hill Steel Co., Inc., North 68° 32’ 00” West, a distance of 381.55 feet to an iron pin on the eastern line of S.R. 0119, known as University Drive; thence along the Eastern line of S.R. 0119, known as University Drive, North                                        122.33 feet), an arc distance of 122.43 feet to an iron pin; thence by same, North 04° 19’ 06” East, a distance of 10.00 feet to an iron pin; thence by same by a curve to the right having a radius of 905.00 feet (the chord bearing and distance being South 78° 10’ 56” East 236.27 feet), an arc distance of 236.95 feet to an iron pin; then by same, North 19° 19’ 06” East, a distance of 10.00 feet to an iron pin; thence by same by a curve to the right having a radius of 915.00 feet (the chord bearing and distance being South 68° 58’ 18” East, 54.62 feet), an arc distance of 54.63 feet to an iron pin; thence by same, South 67° 15’ 40” East, a distance of 55.76 feet to an iron pin in line of Lot No. 5 in the aforesaid Plat No. 3 of the Greater Uniontown Industrial Fund Subdivision of Industrial Park No. 2; thence along the dividing line between Lot No. 4A and Lot No. 5 in said Plat No. 3 of the Greater Uniontown Industrial Fund Subdivision of Industrial Park No. 2, South 21° 28’ 00” West, a distance of 280.08 feet to an iron pin on the Northern line of said 50 foot public road known as Commerce Drive; thence along the Northern line of Commerce Drive, North 68° 32’ 00” West, a distance of 255.69 feet to an iron pin on the cul-de-sac of said Commerce Drive; thence along said cul-de-sac by a curve to the left having a radius of 50.00 feet (the chord bearing and distance being North 87° 16’ 29” West, 32.02 feet), an arc distance of 32.61 feet to an iron pin; thence by same by a curve to the left having a radius of 50 feet (the chord bearing and distance being South 42° 13’ 38” East, 89.61 feet), an arc distance of 203.01 feet to an iron pin, the place of beginning, containing 5.731 acres.]

ADDRESS:	2152 University Drive
Uniontown, Pennsylvania 15401

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